SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement          [ ] Confidential, for Use of
[ ] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Section 240.14a-11(c)
            or Section 240.14a-12

                                   Sonus Corp.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)
Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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

                                   SONUS CORP.
                        111 S.W. FIFTH AVENUE, SUITE 2390
                             PORTLAND, OREGON 97204
                              --------------------

                          NOTICE OF ANNUAL AND SPECIAL
                         GENERAL MEETING OF SHAREHOLDERS
                                DECEMBER 15, 1998
                              --------------------

         NOTICE IS HEREBY GIVEN that the Annual and Special General Meeting of the holders of common shares ("Common Shares") and the holders of Series A Convertible Preferred Shares (the "Preferred Shares") of Sonus Corp. (the "Corporation") will be held at Atwater's, 30th Floor, 111 S.W. Fifth Avenue, Portland, Oregon, on Tuesday, December 15, 1998, at 10 a.m. Pacific Time, for the following purposes:

         1. To approve the continuance of the Corporation to the jurisdiction of the Yukon Territories;

         2.   To fix the number of directors at six;

         3.   To elect directors;

         4. To appoint auditors for the ensuing year and to authorize the Board of Directors to fix the remuneration to be paid to the auditors;

         5. To approve an amendment to the Corporation's Second Amended and Restated Stock Award Plan to increase the number of Common Shares issuable thereunder by 500,000 shares;

         6. To receive and consider the annual report containing financial statements for the fiscal year ended July 31, 1998, together with the report of the auditors thereon; and

         7. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of record of Common Shares or Preferred Shares at the close of business on October 28, 1998, are entitled to receive notice of the meeting.

Portland, Oregon                            BY ORDER OF THE BOARD OF DIRECTORS
November 12, 1998

                                            Brian S. Thompson
                                            Secretary

         We ask that you promptly sign, date and return the enclosed proxy in the enclosed return envelope, whether or not you plan to attend the meeting in person. If you do attend the meeting, you may withdraw your proxy and vote in person. All instruments appointing proxies to be used at the meeting must be deposited at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), prior to 10 a.m. (Calgary time) on December 14, 1998, or delivered to the chairman of the meeting prior to the commencement of the meeting. A person appointed as a proxy need not be a shareholder of the Corporation.

                                   SONUS CORP.
                              --------------------

                       ANNUAL AND SPECIAL GENERAL MEETING
                 OF SHAREHOLDERS TO BE HELD ON DECEMBER 15, 1998

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT
                              --------------------

                             SOLICITATION OF PROXIES

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF SONUS CORP. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL GENERAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD AT ATWATER'S, 30TH FLOOR, 111 S.W. FIFTH AVENUE, PORTLAND, OREGON, ON TUESDAY, DECEMBER 15, 1998, AT 10 A.M. PACIFIC TIME, AND ANY ADJOURNMENTS THEREOF, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING.

         The solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally and by telegram or telephone by directors and officers of the Corporation without additional compensation for such services. Brokers and other persons holding shares in their names, or in the names of nominees, will be reimbursed for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. All costs of solicitation of proxies by the Corporation will be borne by the Corporation. This Circular and accompanying form of proxy will be mailed to shareholders beginning approximately November 12, 1998.

         All dollar amounts included in this Circular are expressed in United States dollars. Amounts originally expressed in Canadian dollars have been converted using the applicable spot exchange rate (as quoted by the Federal Reserve Bank of New York for the New York Interbank Market) as of November 3, 1998, or, where appropriate, the applicable date of the specific transaction or payment described. THE EXCHANGE RATE FOR CONVERTING CANADIAN DOLLARS INTO U.S. DOLLARS AT NOVEMBER 3, 1998, WAS ______.

                      APPOINTMENT AND REVOCATION OF PROXIES

         The persons designated in the enclosed form of proxy are directors of the Corporation. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY TO REPRESENT HIM OR HER AT THE MEETING. THE PERSON NEED NOT BE A SHAREHOLDER. This right may be exercised either by inserting in the blank space provided the name of the other person a shareholder wishes to appoint or by completing another proper form of proxy. Shareholders who wish to be represented at the meeting by proxy must deposit their form of proxy prior to 10 a.m. (Calgary time) on December 14, 1998, at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1

(P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), or deliver it to the chairman of the meeting prior to the commencement of the meeting.

         A shareholder who has given a proxy has the right to revoke it at any time by an instrument in writing executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by an officer or attorney thereof duly authorized, and deposited at the offices of CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada, T2P 2Z1 (P.O. Box 2517, Calgary, Alberta, Canada, T2P 4P4), addressed to the Secretary of the Corporation, at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the meeting on the day of the meeting, or any adjournment thereof.

                          OUTSTANDING VOTING SECURITIES

         The Corporation has two classes of securities outstanding with voting rights, Common Shares, without nominal or par value (the "Common Shares"), and Series A Convertible Preferred Shares, without nominal or par value (the "Preferred Shares" and, together with the Common Shares, the "Shares"). All references to Common Shares and per share prices in the Circular have been adjusted for the one-for-five reverse stock split in February 1998. On October 28, 1998, the Corporation had outstanding 6,119,707 Common Shares and 13,333,333 Preferred Shares. Each Common Share carries the right to one vote, while each Preferred Share is entitled to one-fifth of a vote. The holders of the Common Shares and the holders of the Preferred Shares will vote together as a single class at the meeting.

         The Corporation has also reserved for issuance: (i) 2,000,000 Common Shares upon the exercise of share purchase warrants presently outstanding; (ii) 172,408 Common Shares upon the conversion of convertible subordinated notes due August 1, 1999; (iii) 2,666,666 Common Shares upon the conversion of the Preferred Shares; and (iv) 2,085,000 Common Shares upon the exercise of stock options presently outstanding held by employees, directors, and officers of, and consultants to, the Corporation.

         Only shareholders of record at the close of business on October 28, 1998, will be entitled to vote at the meeting, except to the extent that a shareholder has transferred ownership of any of his or her Common Shares or Preferred Shares after the record date and the transferee of those shares has produced properly endorsed share certificates or has otherwise established that he or she owns the shares and, in either case, has requested, not later than December 5, 1998, that the transferee's name be included in the list of shareholders entitled to vote at the meeting, in which case such transferee shall be entitled to vote such shares at the meeting.

         The average of the high and low sale prices of the Common Shares on the American Stock Exchange ("AMEX") on November 3, 1998, was $________.

                                VOTING OF PROXIES

         When a proxy in the accompanying form is properly executed and returned, the Common Shares or Preferred Shares represented thereby will be voted at the meeting in accordance with the instructions specified in the spaces provided in the proxy. IF NO INSTRUCTIONS ARE SPECIFIED, THE SHARES WILL BE VOTED IN FAVOR OF THE MATTERS LISTED IN THE ACCOMPANYING NOTICE OF MEETING.

         A quorum of shareholders will be established at the meeting if not less than 33-1/3% of the combined total of Common Shares and Preferred Shares issued and entitled to vote at the meeting are present in person or represented by proxy.

         A DIRECTION TO ABSTAIN WITH RESPECT TO PROPOSALS 1, 2 AND 5 SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING WILL BE DEEMED TO HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSAL. Brokers holding Shares of record for customers may not be entitled to vote unless they receive voting instructions from their customers. "Broker non-votes," which refer to Shares as to which a broker or other nominee has indicated on a duly executed and returned proxy or otherwise advised the Company that it lacks voting authority as to any matter, will have no effect on the required vote on the matter.

         The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to any amendments to matters identified in the accompanying Notice of Meeting and other matters that may properly come before the meeting. Management is not aware of any amendments to matters identified in the Notice of Meeting or of any other matters that are to be presented for action at the meeting.

            SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

         The following table gives information regarding the beneficial ownership of Common Shares as of October 28, 1998, by each of the Corporation's directors and nominees for director, by certain of the Corporation's executive officers, and by the Corporation's present directors and executive officers as a group. In addition, it gives information, including addresses, regarding each person or group known to the Corporation to own beneficially more than 5% of the outstanding Common Shares or Preferred Shares. Information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. Unless otherwise indicated, all shares listed as beneficially owned are held with sole voting and investment power. The numbers in the table include Common Shares as to which a person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after October 28, 1998.


========================================================================================================================
                                         Class of    Amount and Nature
Name and Address                          Shares     of "Beneficial                   % of Common         % of Preferred
of Beneficial Owner                                  Ownership"(1)(2)                 Shares(1)(2)        Shares
------------------------------------------------------------------------------------------------------------------------
Joel Ackerman (3)                          ---            ---                          ---                    ---
------------------------------------------------------------------------------------------------------------------------
BankAmerica Corporation(4)               Common         829,100(4)                    13.5%
555 California Street, Ste. 2600
San Francisco, California 94104
------------------------------------------------------------------------------------------------------------------------
Haywood D. Cochrane, Jr.                   ---            ---                          ---                    ---
------------------------------------------------------------------------------------------------------------------------
Brandon M. Dawson                        Common         910,000                       14.7%                   ---
111 S.W. Fifth Ave., Ste. 2390
Portland, Oregon 97204
------------------------------------------------------------------------------------------------------------------------
William DeJong                           Common          56,440                        *                      ---
------------------------------------------------------------------------------------------------------------------------
Gregory J. Frazer, Ph.D.                 Common         392,391(5)                     6.3%                   ---
18531 Roscoe Blvd., Ste. 201
Northridge, California 91324
------------------------------------------------------------------------------------------------------------------------
Douglas F. Good                          Common         266,912                        4.3%                   ---

------------------------------------------------------------------------------------------------------------------------
Hugh T. Hornibrook                       Common          65,000                        *                      ---
------------------------------------------------------------------------------------------------------------------------
Edwin J. Kawasaki                        Common          60,000                        *                      ---
------------------------------------------------------------------------------------------------------------------------
Warburg, Pincus & Co. (3)                Common       4,666,666(3)                    43.3%                   ---
466 Lexington Avenue                     Preferred   13,333,333(3)                     ---                    100%
New York, New York 10017
------------------------------------------------------------------------------------------------------------------------
All present directors and executive      Common       1,867,043(5)                    28.7%                   ---
officers as a group (9 persons)
========================================================================================================================

---------------

*        Less than 1% of the outstanding Common Shares.

(1) "Beneficial ownership" is calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, pursuant to which Common Shares as to which a person has the right to acquire beneficial ownership through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after October 28, 1998, have been included in shares deemed to be outstanding for purposes of computing percentage ownership by such person.

(2) "Beneficial ownership" includes Common Shares that the person has the right to acquire through the exercise or conversion of options, purchase warrants or convertible securities within 60 days after October 28, 1998, as follows: Brandon M. Dawson, 60,000 shares; William DeJong, 40,000 shares; Gregory J. Frazer, Ph.D., 80,000 shares; Douglas
         F. Good, 25,000 shares; Hugh T. Hornibrook, 65,000 shares; Edwin J. Kawasaki, 40,000 shares; Warburg, Pincus & Co., 4,666,666 shares; and all directors and executive officers as a group, 395,000 shares.

(3) Warburg, Pincus & Co. is the general partner of Warburg, Pincus Ventures, L.P. ("Warburg"), the record owner of 13,333,333 Preferred Shares, together with warrants to purchase 2,000,000 Common Shares. Joel Ackerman, a general partner of Warburg, Pincus & Co., disclaims beneficial ownership of the Shares beneficially owned by Warburg except to the extent of an indirect pecuniary interest in an indeterminate number of such Shares. Each Preferred Share is entitled to one-fifth of a vote. The Preferred Shares vote together with the Common Shares as a single class. The Preferred Shares held by Warburg represent approximately 30% of the combined voting power of outstanding securities. Of the 4,666,666 Common Shares shown as beneficially owned by Warburg, 2,666,666 shares represent the Common Shares issuable upon conversion of the 13,333,333 Preferred Shares outstanding.

(4)      Included in reliance on  information  contained  in Schedule  13G dated
         July 9, 1998, filed by BankAmerica Corporation ("BAC") and certain related entities engaged in providing investment management and investment advisory services as follows: BAC's wholly owned subsidiary Robertson Stephens Investment Management Co., the Robertson Stephens Orphan Fund, L.P. (the "Fund"), and the Fund's general partner, Robertson, Stephens & Company Investment Management, L.P. Each of the reporting entities reported shared voting and investment power as to all the indicated shares except the Fund, which reported shared voting and investment power as to 610,000 shares, or 10.0% of the outstanding Common Shares.

(5) Includes 49,298 Common Shares and options to acquire 20,000 Common Shares exercisable within 60 days after October 28, 1998, held by Carissa Bennett, Gregory J. Frazer's wife.

ACQUISITION OF SECURITIES BY WARBURG, PINCUS VENTURES, L.P.

         On December 24, 1997, the Corporation consummated the sale of 13,333,333 Preferred Shares, together with warrants to purchase 2,000,000 Common Shares for $12.00 per share (the "Warrants"), contemplated by a Securities Purchase Agreement dated November 21, 1997, between the Corporation and Warburg. The Preferred Shares and Warrants were issued in exchange for $18,000,000 in cash from the liquid investment funds held by Warburg.

         The Preferred Shares, which are entitled to one-fifth of a vote per share (or such other number of votes equal to the number of Common Shares into which a Preferred Share shall be convertible from time to time) in the election of directors and any other matters presented to the shareholders of the Corporation for action or consideration, represent approximately 30% of the outstanding voting securities of the Corporation. Including the Common Shares issuable upon exercise of the Warrants, Warburg "beneficially owns" approximately 43% of the voting securities of the Corporation.

         The Preferred Shares may be converted at any time, in whole or in part, into Common Shares. The conversion rate is one Common Share for every five Preferred Shares surrendered for conversion, subject to adjustment for stock dividends, stock splits, reverse stock splits, recapitalizations, and other anti-dilution adjustments.

         As long as Warburg beneficially owns a number of outstanding Shares constituting at least 10% of the outstanding Common Shares (including for this purpose the Common Shares issuable upon conversion of the Preferred Shares but not the Common Shares issuable upon exercise of the Warrants), the Corporation is required, upon Warburg's request, to nominate and use its reasonable best efforts to cause to be elected and to remain as directors two persons, reasonably satisfactory to the Corporation, designated by Warburg. On December 24, 1997, in partial satisfaction of this requirement, the Board elected Joel Ackerman, a managing director of E. M. Warburg, Pincus & Co., LLC, as a director of the Corporation, filling the vacancy created by the resignation of Gene K. Balzer, Ph.D. A second nominee designated by Warburg, Haywood D. Cochrane, Jr., is proposed for election as a director at the meeting. See "3. Election of Directors."

         The number of directors as to which Warburg has the right to designate nominees will increase to three if and for so long as the number of positions on the Board exceeds eight. Such number will decrease by one if Warburg beneficially owns a number of outstanding Shares constituting less than 10% of the outstanding Common Shares and will further decrease to none if Warburg beneficially owns less than 666,667 outstanding Common Shares (including for purposes of the foregoing the Common Shares issuable upon conversion of the Preferred Shares but not the Common Shares issuable upon exercise of the Warrants). As long as Warburg beneficially owns at least 666,667 outstanding Common Shares, the number of positions on the Board may not exceed 11. The right to designate one nominee for director may be transferred by Warburg to a single purchaser of at least 6,666,667 Preferred Shares or that number of Common Shares issuable upon conversion thereof.

         Prior to consummation of the transaction with Warburg, control of the Corporation was effectively in the hands of the Corporation's directors, particularly Douglas F. Good, Chairman of the Board, and Brandon M. Dawson, President and Chief Executive Officer, who together owned 20% of the outstanding Common Shares. Messrs. Good and Dawson now hold a total of 12.4% of the outstanding voting securities of the Corporation.

         As a result of Warburg's significant percentage share ownership, as well as its right to designate nominees for director as discussed above, Warburg will be able to exercise substantial influence and control over the Corporation's affairs. For as long as Warburg beneficially owns at least 3,333,333 outstanding Preferred Shares (or the number of Common Shares issuable upon conversion thereof), the Corporation may not, without Warburg's consent,
(i) sell, lease, exchange or transfer all or substantially all of its assets to any third party, (ii) amalgamate the Corporation with another corporation such that the then existing shareholders of the Corporation hold less than 51% of the combined voting power of the amalgamated corporation, (iii) materially change the nature of the Corporation's business, (iv) effect a liquidation, amalgamation or sale of the Corporation or sell substantially all of its or its subsidiaries' assets, or (v) with certain exceptions, redeem or pay a dividend or distribution on its Common Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires that reports of beneficial ownership of Common Shares and changes in such ownership be filed with the Securities and Exchange Commission ("SEC") by "reporting persons," including directors, executive officers, and certain holders of more than 10% of the outstanding Common Shares. To the Corporation's knowledge, all Section 16(a) reporting requirements applicable to known reporting persons were complied with for transactions and stock holdings during the fiscal year ended July 31, 1998, except that Edwin J. Kawasaki, Vice President-Finance and Chief Financial Officer of the Corporation, filed one late report relating to the grant of an option for 6,000 Common Shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth for the years indicated the compensation awarded or paid to, or earned by, the Corporation's chief executive officer and the Corporation's other executive officers whose salary level and bonus for the fiscal year ended July 31, 1998, exceeded $100,000.

                                                                                           Long-Term
                                                                                        Compensation-Awards
                                                                                        -------------------
                                                       Annual Compensation               Number of Shares
                                                       -------------------
Name and Principal Position         Year(1)            Salary         Bonus              Underlying Options
---------------------------         ----               ------         -----              ------------------



Brandon M. Dawson                   1998              $167,917          ---                    530,000
 President and Chief                1997               130,000          ---                      ---
 Executive Officer                  1996                86,667          ---                    130,000

Gregory J. Frazer, Ph.D.            1998               110,000      $63,461                      ---
 Vice President-Business            1997                91,669          ---                     80,000
 Development

Edwin J. Kawasaki                   1998               102,500          ---                    196,000
 Vice President-Finance and         1997                80,000       42,500(2)                  34,000
 Chief Financial Officer

--------------------

(1) Mr. Frazer joined the Corporation in October 1996, and Mr. Kawasaki in August 1996.

(2) Paid in December 1997 for services rendered during the 1997 fiscal year.

         In addition, two other executive officers of the Corporation were paid an aggregate of $187,416 in cash compensation during the 1998 fiscal year.

OPTION GRANTS

         During the fiscal year ended July 31, 1998, the Corporation granted stock options to employees and directors under its Second Amended and Restated Stock Award Plan (the "Stock Award Plan"). Options are granted at the discretion of the Board of Directors. The options are not transferable or assignable.

         The following table sets forth certain information concerning grants of options to purchase Common Shares to individuals who were directors or executive officers of the Corporation during the fiscal year ended July 31, 1998:

                                            OPTION GRANTS IN LAST FISCAL YEAR

-----------------------------------------------------------------------------------------------------------
                                                      Percentage of Total
                                Number of Shares      Options Granted to
                                Underlying            Employees in Fiscal    Exercise Price      Expiration
     Name                       Options Granted       Year                   ($/share)           Date
     ----                       ---------------       -------------------    --------------      ----------
-----------------------------------------------------------------------------------------------------------
Joel Ackerman                            --                   --                     --               --
-----------------------------------------------------------------------------------------------------------
Gene K. Balzer, Ph.D.                    --                   --                     --               --
-----------------------------------------------------------------------------------------------------------
Brandon M. Dawson                       353,600(1)            31%                $ 6.75          02/01/08
                                         78,400(1)             7%                 10.00          02/01/08
                                         98,000(1)             9%                 12.00          02/01/08
-----------------------------------------------------------------------------------------------------------
William DeJong                           25,000(2)             2%                  7.25          06/26/08
-----------------------------------------------------------------------------------------------------------
Randall E. Drullinger                    44,000(1)             4%                  6.75          02/01/08
                                         16,000(1)             1%                 10.00          02/01/08
                                         20,000(1)             2%                 12.00          02/01/08
-----------------------------------------------------------------------------------------------------------
Kathy A. Foltner                         32,000(1)             3%                  8.16          03/04/08
                                          8,000(1)             1%                 10.00          03/04/08
                                         10,000(1)             1%                 12.00          03/04/08
-----------------------------------------------------------------------------------------------------------
Gregory J. Frazer, Ph.D.                 --                   --                  --                  --
-----------------------------------------------------------------------------------------------------------
Douglas F. Good                          25,000(2)             2%                  7.25          06/26/08
-----------------------------------------------------------------------------------------------------------
Hugh T. Hornibrook                       65,000(2)             6%                  7.25          06/26/08
-----------------------------------------------------------------------------------------------------------
Edwin J. Kawasaki                       121,600(1)            11%                  6.75          02/01/08
                                         30,400(1)             2%                 10.00          02/01/08
                                         38,000(1)             3%                 12.00          02/01/08
                                          6,000(3)             1%                  7.05          10/16/02
-----------------------------------------------------------------------------------------------------------

(1) Vests in four equal annual installments beginning one year following the date of grant. The options will become exercisable in full in the event that, within one year (two years in the case of Mr. Dawson) following a change in control of the Corporation, the executive's employment is terminated by the Corporation without cause, or the executive experiences a material demotion in status or position or a material change in his or her duties that is inconsistent with his or her position at the Corporation, his or her base salary is reduced, or his or her participation in the Corporation's compensation plans is not continued on a level comparable with other key executives (each of the foregoing events constitutes "good reason"). A change in control of the Corporation will be deemed to occur if (i) a person acquires beneficial ownership of 50% or more of the combined voting power of the Corporation, with certain exceptions, (ii) the incumbent directors (or nominees approved by a majority of the incumbent directors, including subsequently approved directors) cease to constitute at least a majority of the directors of the Corporation, or (iii) a reorganization, amalgamation or sale of all or substantially all the assets of the Corporation, with certain exceptions, is consummated. A portion of Mr. Dawson's options will also become exercisable based on the time elapsed following the date of grant in the event that his employment is terminated by the Company without cause or by Mr. Dawson for "good reason."

(2)      Exercisable in full.

(3) Exercisable as to one-half of the Common Shares immediately following grant and the balance beginning August 12, 1998.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth certain information regarding option exercises during the fiscal year ended July 31, 1998, and the fiscal year-end value of unexercised options held by individuals who were directors or executive officers of the Corporation during the 1998 fiscal year:

---------------------------------------------------------------------------------------------------------------------
                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
                            Shares                       Number of Securities             Value of Unexercised
                           Acquired                     Underlying Unexercised           In-the-Money Options at
                              on         Value         Options at July 31, 1998             July 31, 1998(1)
                                                    -----------------------------------------------------------------
          Name             Exercise   Realized       Exercisable     Unexercisable    Exercisable     Unexercisable
          ----             --------   -----------    -----------     -------------    -----------     -------------
---------------------------------------------------------------------------------------------------------------------
Joel Ackerman                ---          ---            ---              ---             ---              ---
---------------------------------------------------------------------------------------------------------------------
Gene K. Balzer, Ph.D.        ---          ---            ---              ---             ---              ---
---------------------------------------------------------------------------------------------------------------------
Brandon M. Dawson            ---          ---          60,000           530,000         $468,300        $839,800
---------------------------------------------------------------------------------------------------------------------
William DeJong               ---          ---          40,000             ---            131,550           ---
---------------------------------------------------------------------------------------------------------------------
Randall E. Drullinger        ---          ---          40,000            80,000           ---            104,500
---------------------------------------------------------------------------------------------------------------------
Kathy A. Foltner             ---          ---          12,500            62,500           24,438          72,688
---------------------------------------------------------------------------------------------------------------------
Gregory J. Frazer, Ph.D.     ---          ---          40,000            40,000          105,000         105,000
---------------------------------------------------------------------------------------------------------------------
Douglas F. Good              ---          ---          25,000             ---             46,875           ---
---------------------------------------------------------------------------------------------------------------------
Hugh T. Hornibrook           ---          ---          65,000             ---            121,875           ---
---------------------------------------------------------------------------------------------------------------------
Edwin J. Kawasaki            ---          ---          20,000           210,000           70,500         359,300
---------------------------------------------------------------------------------------------------------------------

----------------

(1) The value shown was calculated based on the excess of the closing sale price of the Common Shares reported on AMEX on July 31, 1998, over the per share exercise price of the unexercised in-the-money options.

EMPLOYMENT AND CONSULTING AGREEMENTS

         In late 1997, the Company entered into employment agreements with Brandon M. Dawson, its President and Chief Executive Officer, Edwin J. Kawasaki, its Vice President-Finance and Chief Financial Officer, and Randall E. Drullinger, its Vice President-Marketing. The term of each agreement expires on December 24, 2001, subject to automatic one-year extensions annually unless either party gives six months' prior written notice of non-extension. The agreements establish an annual base salary of $195,000 for Mr. Dawson, $115,000 for Mr. Kawasaki, and $104,000 for Mr. Drullinger, subject to such increases (but not decreases) as are determined from time to time by the Board or a compensation committee designated by the Board. The agreements provide for annual incentive bonuses in an amount to be determined by the Board up to a specified percentage of each executive's base salary as follows: Mr. Dawson, 100%; Mr. Kawasaki, 50%; and Mr. Drullinger, 50%. In addition, upon execution of his agreement, Mr. Kawasaki received a bonus for services performed in the 1997 fiscal year in the amount of $42,500. Under the agreements, the executives are entitled to participate in all of the Company's compensation plans covering key executive and managerial employees, including, without limitation, medical, disability and life insurance benefits and vacation pay, as well as reimbursement for the lease of an automobile up to $12,000 per year for Mr. Dawson and $6,000 per year for each of Messrs. Kawasaki and Drullinger. The Company has also provided Mr. Dawson with an equity split-dollar life insurance policy with a face amount of $2,000,000, provided that the premiums paid by the Company per year will not exceed $20,000, to be recovered from the death benefits, surrender value or loan proceeds payable on the policy.

         The agreements with Messrs. Dawson, Kawasaki, and Drullinger include an agreement on the part of each executive not to compete with the Company for a period of two years (three years with respect to Mr. Dawson) after the executive's employment with the Company is terminated. If the executive's employment is terminated by reason of death, the Company will pay to the executive's personal representative his base salary through the date of death, together with any accrued benefits (including death benefits) to which the executive is entitled under the terms of the Company's compensation plans. In the event of the executive's termination due to disability, the executive will be entitled to receive his base salary reduced by any benefits paid under the Company's group long-term disability insurance plan for the remaining term of the agreement and the portion of his annual bonus relating to the period before his disability. If the executive's employment is terminated by the Company for cause or the executive terminates his employment voluntarily without good reason, the Company will pay the executive his base salary through the effective date of termination, together with any accrued benefits to which the executive is entitled under the terms of the Company's compensation plans. Cause includes a material act of fraud, dishonesty or moral turpitude, gross negligence or intentional misconduct. Good reason includes a material demotion in the executive's status or position, a material change in his duties that is inconsistent with his position, a reduction in his base salary, or a failure to continue his participation in the Company's compensation plans on terms comparable to other key executives. If the executive's employment is terminated by the Company without cause or by the executive with good reason, the Company will pay the executive's base salary through the termination date, plus an amount of severance pay equal to, with respect to Messrs. Kawasaki and Drullinger, one times the executive's base salary payable in 12 monthly installments and, with respect to Mr. Dawson, two times the sum of his base salary and his average annual bonus for the prior two fiscal years payable in 24 monthly installments. In addition, upon such termination without cause or with good reason, the Company will afford continued participation in the Company's compensation plans (or, if not permitted under the general provisions of any such plan, will provide a substantially equivalent benefit) for two additional years in the case of Mr. Dawson and for one year in the case of Messrs. Kawasaki and Drullinger.

         Effective January 1, 1997, the Company entered into a five-year consulting agreement with Hugh T. Hornibrook, a director of the Company, under which the Company pays Mr. Hornibrook a retainer of $__ per month and $__ per hour for consulting services on an as-needed basis.

         From January 1, 1997, until September 30, 1998, the Company retained NeuroDynamic Systems, Inc., at the rate of $6,000 per month, to provide consulting services in connection with the Company's Canadian operations and the development of a training program for audiologists. Gene K. Balzer, Ph.D., a director of the Company until December 1997, is president and sole shareholder of NeuroDynamic Systems, Inc.

         On October 31, 1996, the Company entered into a three-year employment agreement with Kathy A. Foltner, its Vice President-Operations, that provided for a salary of $85,000 per year and certain employee benefits. Effective March 27, 1998, Ms. Foltner's annual salary was increased to $104,000. The agreement contains covenants not to compete with and not to solicit employees, clients, or customers of the Company during her period of employment and for 36 full calendar months following termination of her employment.

         On October 1, 1996, the Company entered into a five-year employment agreement with Gregory J. Frazer, Ph.D., its Vice President-Business Development, that provides for a base salary of $110,000 per year and for a bonus based on the aggregate net income of the hearing clinics acquired by the Company that were previously owned, in part, by Mr. Frazer. The employment agreement provides Mr. Frazer with certain fringe benefits such as medical and dental insurance, vacation, professional liability insurance, an automobile allowance, and reimbursement of certain expenses. Mr. Frazer has also entered into an agreement with the Company which contains covenants not to compete with and not to solicit employees, clients or customers of the Company on behalf of a competitor during his period of employment and for three years following termination of his employment.

COMPENSATION OF DIRECTORS

         The non-employee directors of the Corporation receive a fee of $1,000 for each board or committee meeting attended and are reimbursed for out-of-pocket and travel expenses incurred in attending board and committee meetings. The Corporation has no other standard arrangement pursuant to which directors are compensated by the Corporation for their services in their capacity as directors. The Corporation may from time to time, as it has in the past, grant stock options to directors in accordance with the policies of AMEX, the Securities and Exchange Commission, and the securities laws and regulations of the jurisdictions where the directors reside. Options granted during the 1998 fiscal year are included in the table under "Option Grants" above.

                 INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

         On October 1, 1996, the Corporation acquired 11 hearing care clinics in Southern California through the acquisition of all of the outstanding shares of three companies owned by Gregory J. Frazer, Ph.D., who was subsequently appointed Vice President-Business Development and a director of the Corporation, his wife, Carissa Bennett, and Jami Tanihana (the "HCA Shareholders"). The consideration paid by the Corporation consisted of $314,724 in cash and 474,907 Common Shares of which Mr. Frazer and Ms. Bennett received a total of 294,071 shares. Mr. Frazer and Ms. Bennett also received a total of $196,294 in payment for covenants not to compete.

         The HCA Shareholders have the right, until September 30, 2001, to require the Corporation to redeem an aggregate of 3,000 of their Common Shares as of the last day of each calendar quarter at a price of $8.35 per share. The redemption rights are noncumulative and expire if not exercised as of the end of any calendar quarter as to such quarter. Pursuant to such redemption rights, the Corporation has redeemed a total of 5,280 Common Shares from Ms. Tanihana, 1,320 Common Shares from Ms. Bennett and 360 Common Shares from Mr. Frazer for consideration of $44,089, $11,022, and $3,006, respectively.

         During 1997, the Corporation acquired six additional hearing clinics in Southern California in which Mr. Frazer was part-owner. Of the aggregate cash purchase price of $1,217,231 for the six clinics, Mr. Frazer and Ms. Bennett received a total of $560,377. Mr. Frazer and Ms. Bennett also received the sum of $147,654 in payment for covenants not to compete in connection with the acquisitions. During 1998, the Corporation acquired three additional clinics in California in which Mr. Frazer and Ms. Bennett were part-owners. Mr. Frazer and Ms. Bennett received $242,179 of the total purchase price of $542,268. They also received $80,520 in payment for covenants not to compete.

         On October 31, 1996, the Corporation acquired the Midwest Division of Hearing Health Services, Inc. (the "Midwest Division"), in exchange for convertible subordinated notes made payable to certain affiliates of the seller in the aggregate amount of $2,600,000, convertible into 400,000 Common Shares, and the assumption of a promissory note with a balance of $360,000 payable to Kathy A. Foltner, Vice President-Operations of the Company. The promissory note is payable in equal annual installments of $120,000 beginning on July 1, 1997, and bears interest at 6% per annum. The balance of the promissory note at July 31, 1998, was $120,000 and the highest outstanding balance during the 1998 fiscal year was $240,000. In addition to the promissory note, the Corporation also agreed to assume an obligation of the Midwest Division to pay Ms. Foltner $50,000 in each of 1997, 1998, and 1999, if specified production goals were met. The Corporation paid Ms. Foltner $50,000 during the fiscal year ended July 31, 1998, and $12,500 for the period from August 1, 1998, to October 31, 1998.

         Under the terms of an escrow agreement dated January 14, 1994, among the Corporation, Michael G. Thomson, Craig R. Thomson, Murray T.A. Campbell, Bruce A. Ramsay and William DeJong (the "Founding Shareholders"), and a trustee, 600,000 Common Shares were issued to the Founding Shareholders in exchange for an aggregate of $100,000 in cash and deposited in escrow with the trustee. As of October 21, 1997, all of the shares had been released from escrow.

         Douglas F. Good, Marilyn Marshall, and Trudy McCaffery (the "Fraserview Shareholders"), the Corporation, and a trustee entered into an escrow agreement dated October 7, 1994, with respect to 850,000 Common Shares (the "Performance Shares") that were issued to the Fraserview Shareholders in connection with the Corporation's acquisition of Fraserview Hearing & Speech Clinic Ltd. Pursuant to a purchase and sale agreement (the "Share Purchase Agreement") dated as of April 15, 1996, between the Fraserview Shareholders and Brandon M. Dawson, Roger W. Larose, Randall E. Drullinger and Hugh T. Hornibrook (the "Purchasers"), the Fraserview Shareholders sold all of the Performance Shares to the Purchasers for an aggregate consideration of $601,637 (converted from Canadian dollars at April 15, 1996). Pursuant to an assignment and novation agreement dated as of August 28, 1996, Roger W. Larose assigned all of his right, title and interest in the Share Purchase Agreement to Brandon M.

Dawson. In addition, pursuant to an assignment and novation agreement dated as of February 27, 1997, Mr. Hornibrook assigned all of his right, title, and interest in the Share Purchase Agreement to Edwin J. Kawasaki. As a result of the Share Purchase Agreement and assignments, Messrs. Dawson, Drullinger and Kawasaki hold 780,000, 50,000 and 20,000 Performance Shares, respectively. The Performance Shares were released from escrow effective February 11, 1998.

         William DeJong, a director of the Corporation, is a partner in the Calgary, Alberta law firm of Ballem MacInnes. During the fiscal year ended July 31, 1998, total fees, disbursements and government sales tax paid to Ballem MacInnes by the Corporation for legal services were approximately $196,000.

         Under a settlement agreement between the Corporation and Roger W. Larose, formerly the Corporation's chief operating officer, the Corporation agreed to pay the exercise price of 40,000 options to purchase Common Shares held by Mr. Larose. On April 1, 1996, Mr. Larose exercised options for 20,000 Common Shares at $1.40 per share and Douglas F. Good, as an advance to and on behalf of the Corporation, paid the exercise price of $28,048 to the Corporation. On September 30, 1996, Mr. Larose exercised options for an additional 20,000 Common Shares at $1.40 per share and Mr. Good, as an advance to and on behalf of the Corporation, paid the exercise price of $27,900 to the Corporation.

         Brandon M. Dawson subsequently executed promissory notes in favor of Mr. Good equal to the amounts advanced by Mr. Good in connection with the options exercised by Mr. Larose, and Mr. Dawson was substituted for Mr. Good as the obligee with respect to such advances. Interest on the advances accrued at the rate of 9% per annum. The advances were repaid to Mr. Good by the Corporation on December 26, 1997, along with interest in the amount of $7,147, thereby satisfying Mr. Dawson's obligations to Mr. Good.

         On October 5, 1997, the Corporation loaned Mr. Dawson $85,000 in connection with the purchase of his residence. The loan was repaid on April 10, 1998, along with interest at 10% per annum in the amount of $4,308.

         On December 26, 1997, the Corporation loaned Mr. Dawson $30,639 in order to allow Mr. Dawson to repay an advance from Mr. Good in connection with the exercise by Mr. Dawson of options to purchase 20,000 Common Shares on April 1, 1996. On March 19, 1998, the Corporation loaned Mr. Dawson an additional $34,298 in order to pay taxes incurred as a result of Mr. Dawson's April 1996 option exercise. The loans bear interest at 7.75% per annum and are due on November 1, 1999.

         On May 8, 1997, Mr. Dawson exercised options for 50,000 Common Shares at $1.35 per share in order to allow options for Common Shares to be granted to other employees. In connection with such exercise, the Corporation loaned Mr. Dawson $67,500 to pay the aggregate exercise price of the options. The loan, which bears interest at 10% per annum, is due on November 1, 1999. On April 24, 1998, the Corporation loaned Mr. Dawson an additional $91,000 in order to pay taxes incurred as a result of Mr. Dawson's May 1997 option exercise. The additional loan bears interest at 7.75% per annum and is due on November 1, 1999.

                               1998 ANNUAL REPORT

         The Corporation's annual report to shareholders for the fiscal year ended July 31, 1998, including financial statements and other information with respect to the Corporation, has been mailed to shareholders with this Circular. Additional copies of the annual report may be obtained by writing to the Corporation.

                     AUDITORS, TRANSFER AGENT AND REGISTRAR

         The auditors of the Corporation are KPMG Peat Marwick LLP, 1211 S.W. Fifth Avenue, Suite 2000, Portland, Oregon 97204. The co-registrars and co-transfer agents for the Common Shares are CIBC Mellon Trust Company, Suite 600, 333-7th Avenue SW, Calgary, Alberta, Canada T2P 2Z1, and ChaseMellon Shareholder Services L.L.C., 520 Pike Street, Suite 1220, Seattle, Washington 98101.

                     PARTICULARS OF MATTERS TO BE ACTED UPON

         To the knowledge of the Board of Directors, the only matters to be acted upon at the annual meeting are those set forth in the accompanying Notice of Meeting relating to the continuance of the Corporation to the jurisdiction of the Yukon Territories, fixing the number of directors to be elected, the election of directors, the appointment of auditors, approved of an amendment to the Corporation's Stock Award Plan, and the receipt of the financial statements for fiscal 1998.

1.       APPROVAL OF CONTINUANCE TO THE YUKON TERRITORIES

         The Board of Directors believes that it is in the best interests of the Corporation and its shareholders to change the jurisdiction of incorporation of the Corporation from Alberta to the Yukon Territories (the "Continuance Proposal"). Accordingly, the shareholders of the Corporation are being asked to vote on a special resolution, unanimously approved by the Board of Directors, to approve and authorize the Corporation to continue to the jurisdiction of the Yukon Territories under the Business Corporations Act (Yukon Territories) (the "Yukon Act") as if the Corporation had been incorporated under the laws of the Yukon Territories. SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE CIRCULAR, INCLUDING THE RELATED SCHEDULES REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE CONTINUANCE PROPOSAL.

         Management is proposing that the Corporation continue under the Yukon Act principally because the Yukon Act does not contain a requirement that a majority of the directors of the Corporation be resident Canadians. Under the Business Corporations Act (Alberta) (the "Alberta Act"), under which the Corporation is currently governed, at least half of the directors of the Corporation must be resident Canadians and directors may not transact business at a meeting of directors unless at least half of the directors present are resident Canadians. Management of the Corporation has determined that continuing under the Yukon Act will allow the Corporation to seek the most qualified persons to act as directors, irrespective of their place of residence. As the Corporation is rapidly expanding its business and operations in the United States, this flexibility is of particular importance. In all other material respects, the Yukon Act and the Alberta Act are comparable.

         The Continuance Proposal will not result in any change in the name, business, management, fiscal year, assets or liabilities, or headquarters of the Corporation. The capital structure of the Corporation following implementation of the Continuance Proposal also will be unchanged. SHAREHOLDERS WILL NOT BE REQUIRED TO SEND IN THEIR STOCK CERTIFICATES FOR COMMON SHARES OR PREFERRED SHARES, WHICH WILL CONTINUE TO REPRESENT ISSUED AND OUTSTANDING SHARES OF THE CORPORATION. The Common Shares will continue to be traded on AMEX without interruption, under the same symbol (SSN).

         Management of the Corporation believes that continuation under the Yukon Act will not materially adversely affect the rights of the shareholders of the Corporation or the conduct of the business and affairs of the Corporation. There are no adverse U.S. or Canadian income tax consequences to the Corporation or its shareholders as a result of implementation of the Continuance Proposal.

         The Continuance Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Corporation, obtain representation on the Board of Directors (other than Warburg, as described under "Acquisition of Securities by Warburg, Pincus Ventures, L.P." above), or take any action that would materially affect the governance of the Corporation.

         The continuance of the Corporation under the Yukon Act will involve the filing of Articles of Continuance, in the form prescribed by the Yukon Act, with the Registrar of Corporations (Yukon Territories), which will replace the Corporation's current Articles. The Yukon Act also requires the establishment of a registered office and a records office in the Yukon Territories. The Articles of Continuance are in all material respects identical to the Articles of the Corporation as they currently exist, with the necessary modifications to conform to the Yukon Act.

         For the continuance to occur, the special resolution authorizing the Corporation to continue under the Yukon Act must be passed, pursuant to Section 182 of the Alberta Act, by at least two-thirds of the votes cast in respect thereof by holders of the Corporation's shares at the meeting. Additionally, the continuance under the Yukon Act must be authorized by the Registrar of Corporations (Alberta). The Registrar of Corporations (Alberta) has advised the Corporation, by letter dated September 11, 1998, that it has no objection to the Corporation's continuing to the Yukon Territories. Even if the special resolution is passed and all regulatory approvals are given, the directors of the Corporation may, in their sole discretion, revoke the special resolution if, for example, the number of shares with respect to which Notices of Dissent are given is, in the opinion of the directors, unduly detrimental to the Corporation or its shareholders.

         Subject to the Continuance Proposal being approved and implementation of the continuance of the Corporation under the Yukon Act, new bylaws of the Corporation have been approved by the directors of the Corporation and are being submitted for ratification by the shareholders of the Corporation at the meeting. Bylaw No. 1C of the Corporation, attached hereto as Schedule A, is similar to the existing Bylaw No. 1A (as amended by Bylaw No. 1B) in all material respects and is required to replace the existing bylaws upon implementation of the Continuance Proposal in order to conform with the language of the Yukon Act.

TEXT OF THE SPECIAL RESOLUTION

         The complete text of the special resolution to be submitted for approval by the shareholders at the meeting is as follows:

         "BE IT RESOLVED as a Special Resolution of the Corporation that:

1. The continuance of the Corporation under the Business Corporations Act (Yukon Territories) (the "Yukon Act") as if the Corporation had been incorporated thereunder is hereby approved;

2.       The  Corporation  is hereby  authorized  to apply to the  Registrar  of
         Corporations   (Alberta)   for   approval  to  continue  to  the  Yukon
         Territories under the Yukon Act;

3. The Corporation is hereby authorized to apply to the Registrar of Corporations (Yukon Territories) for a Certificate of Continuance continuing the Corporation under the Yukon Act as if it had been incorporated thereunder and to file with such Registrar Articles of Continuance and such other documents as may be required in the form or forms prescribed by the Yukon Act, and continue, and effective on the issuance of a Certificate of Continuance by such Registrar and without affecting the validity and existence of the Corporation by or under its Articles and the validity of any act performed thereunder, the Articles of the Corporation shall be amended to conform to the laws of the Yukon Territories by substituting the Articles of Continuance therefor;

4. Subject to the filing and acceptance of the aforementioned Articles of Continuance, Bylaw No. 1C in the form attached hereto as Schedule A and approved by the directors of the Corporation is hereby ratified and confirmed;

5. Any one officer or director of the Corporation is hereby authorized, for and on behalf of the Corporation, whether under its corporate seal or otherwise, to execute and file:

         (a) subject to the issuance of the requisite authorizations to continue, the Articles of Continuance; and

         (b) all such documents and to perform and do all such acts and things as such person in his sole discretion considers necessary or advisable to carry out the terms of these resolutions, including, without limitation, all documents required by the Business Corporations Act (Alberta) and the Yukon Act, as applicable, to accompany the Articles of Continuance; and

6. The directors of the Corporation are hereby authorized in their sole discretion to abandon the continuance of the Corporation under the
         Yukon Act without further approval of the shareholders of the Corporation."

         Approval by the shareholders of the special resolution will constitute approval of Bylaw No. 1C.

DISSENTING SHAREHOLDERS' RIGHTS

         Under Section 184 of the Alberta Act, shareholders of the Corporation have the right to dissent from the Continuance Proposal in accordance with the provisions of such section. Any shareholder of the Corporation who dissents in respect of the Continuance Proposal in compliance with Section 184 of the Alberta Act (a "Dissenting Shareholder") will be entitled to be paid by the Corporation the fair value of the shares of the Corporation held by such shareholder, such fair value to be determined at the close of business on the last business day before the day on which the resolution from which the Dissenting Shareholder dissents is adopted. In order to exercise his or her right to dissent, a Dissenting Shareholder must send to the Corporation a written objection to the Continuance Proposal at or before the meeting, which will be held on December 15, 1998, at 10 a.m., Pacific Time. Failure to vote against the special resolution does not act as a waiver of the right of dissent and appraisal, and a vote against the special resolution does not constitute notice of dissent. A summary of the provisions of Section 184 of the Alberta Act and the full text of the provisions are attached hereto as Schedule B.

         The Continuance Proposal will not take effect unless the special resolution is approved by at least 66-2/3% of the votes cast by the shareholders on the motion at the meeting and confirmed by the issuance by the Registrar of Corporations (Alberta) under the Alberta Act of a Certificate of Discontinuance of the Corporation. Warburg and management, which together control approximately 47% of the voting shares of the Corporation, have indicated their intention to vote in favor of the Continuance Proposal. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS OTHERWISE INSTRUCTED, INTEND TO VOTE FOR THE SPECIAL RESOLUTION APPROVING THE CONTINUANCE PROPOSAL.

         THE  BOARD  RECOMMENDS  THAT  SHAREHOLDERS  VOTE  FOR  THE  CONTINUANCE
PROPOSAL.

2.       FIXING NUMBER OF DIRECTORS

         Under the Articles of Incorporation, as amended (the "Articles"), of the Corporation, the Board of Directors may consist of a minimum of three and a maximum of 11 directors. The Board of Directors may, between annual general meetings, appoint one or more additional directors to serve until the next annual general meeting, provided that the number of additional directors may not exceed one-third of the number of directors elected at the most recent annual general meeting and the total number of directors may not exceed 11.

         At present, the Board of Directors consists of six directors. As discussed below, the Board of Directors has nominated six persons for election as directors at the meeting. Accordingly, the shareholders will be asked to consider and, if thought fit, to pass the following resolution:

              "BE IT RESOLVED THAT the number of directors of the Corporation be and the same is hereby fixed at six directors until such time as the directors determine by resolution to appoint one or more additional directors in accordance with the Corporation's Articles."

         The foregoing resolution will be adopted if approved by a majority of the votes cast on this motion by the shareholders at the meeting. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS OTHERWISE INSTRUCTED, INTEND TO VOTE FOR THE RESOLUTION FIXING THE NUMBER OF DIRECTORS.

3.       ELECTION OF DIRECTORS

         The Board of Directors has nominated six persons for election as directors to serve until the next annual general meeting and until their successors are elected and qualified. Five of the nominees for election as directors are members of the present Board. Joel Ackerman was appointed to the Board in December 1997 at the request of Warburg, the holder of all the outstanding Preferred Shares, and Haywood D. Cochrane, Jr., has been nominated for election at the meeting at the request of Warburg, conditional upon approval of the Continuance Proposal. See "1. Approval of Continuance to the Yukon Territories." In the event that the Continuance Proposal is not approved by the required two-thirds vote, following the meeting, Mr. Cochrane will not take office as a director and the Board will appoint Douglas F. Good, a private investor, to fill the resulting vacancy. Mr. Good, age 56, has been a director of the Corporation since 1994 and has served as Chairman of the Board since August 1996. From December 1995 until July 1996, he served as the Corporation's chief financial officer. He was President of the Corporation from October 1994 to December 1995. Prior to October 1994, Mr. Good was chief financial officer of International Retail Systems Inc., a software and point of sale systems company based in Dallas, Texas.

         A nominee will be elected if the nominee receives a plurality of the votes cast by the Common Shares entitled to vote in the election, provided that a quorum is present at the meeting. UNLESS AUTHORITY TO VOTE FOR A DIRECTOR OR DIRECTORS IS WITHHELD, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED BELOW. If for some unforeseen reason a nominee becomes unavailable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board unless otherwise instructed.

         The following table sets forth information with respect to each person nominated for election as a director of the Corporation, including their names, municipality of residence, ages as of October 28, 1998, business experience during the past five years, and year of appointment as a director. There are no family relationships among the Corporation's directors, nominees for director, or officers.

Name and                                                                               Director
Municipality of Residence           Age     Principal Occupation(1)                     Since
-------------------------           ---     -----------------------                     -----

Joel Ackerman                       34      Managing Director of E. M. Warburg,          1997
 New York, New York                         Pincus & Co., L.L.C., an international
                                            venture banking firm.

Haywood D. Cochrane, Jr.            50      President and Chief Executive Officer         ---
 Nashville, Tennessee                       and a director of Meridian Corporate
                                            Healthcare, Inc., a specialized
                                            medical management company.

Brandon M. Dawson                   30      President and Chief Executive Officer        1995
 Gresham, Oregon                            of the Corporation.

William DeJong                      40      Partner in the law firm of                   1994
 Calgary, Alberta                           Ballem MacInnes.

Gregory J. Frazer, Ph.D.            46      Vice President-Business Development          1996
 Northridge, California                     of the Corporation.

Hugh T. Hornibrook                  49       Acquisition consultant.                     1996
 Vancouver, British Columbia

(1) During the past five years, the principal occupation and employment of each director has been in the capacity set forth above except as follows:

         (a) From 1990 to 1993, Mr. Ackerman served as an associate at Mercer Consulting, a strategic management consulting company.

         (b) Mr. Cochrane has held his present position since February 1997. He was Executive Vice President, Chief Financial Officer and Treasurer of Laboratory Corporation of America Holdings, Inc. ("LabCorp"), from April 1995 to November 1996 and a consultant to LabCorp from November 1996 until February 1997. Mr. Cochrane served from June 1994 to April 1995 as Vice Chairman of National Health Laboratories, Inc. ("NHL"), following NHL's acquisition of Allied Clinical Laboratories, Inc. ("Allied"). Mr. Cochrane was President and Chief Executive Officer of Allied from its formation in 1989 until its acquisition by NHL in June 1994. NHL was acquired by LabCorp in April 1995. Mr. Cochrane is a director of JDN Realty Corporation and Unilab Corporation.

         (c) Mr. Dawson has served as President and Chief Executive Officer of the Corporation since December 1995. From May 1992 to December 1995, he was director of U.S. sales for Starkey Laboratories, Inc., a multi-national manufacturer, distributor and marketer of custom "in-the-ear" hearing instruments and related hearing and diagnostic equipment.

         (d) Mr. DeJong joined the law firm of Ballem MacInnes in 1987.

         (e) Mr. Frazer has served as Vice President-Business Development of the Corporation since October 1996, when the Corporation acquired 11 audiology based hearing clinics which were among 22 clinics in Southern California of which Mr. Frazer was part owner and operator. The Corporation has since acquired nine of the remaining 11 clinics. Mr. Frazer has spent his entire career as a hearing care professional since receiving his doctoral degree from Wayne State School of Medicine in 1981.

         (f) Mr. Hornibrook served as Vice President-Corporate Development of the Corporation from April 1996 until January 1997. From July 1994 to April 1996, and since January 1997, he has been an independent business consultant. Prior to July 1994, Mr. Hornibrook served as director of corporate development for The Loewen Group Inc., a consolidator and operator of funeral homes and cemeteries throughout North America.

DIRECTORS' MEETINGS AND BOARD COMMITTEES

         During the fiscal year ended July 31, 1998, the Board of Directors held three meetings. Each director attended more than 75% of the aggregate of the total number of meetings of the Board of Directors and of any committee of the Board on which the director served held during fiscal 1998.

         The Audit Committee reviews services provided by the Corporation's independent auditors, makes recommendations concerning their engagement or discharge, and reviews with management and the independent auditors the annual financial statements of the Corporation, the results of the audit, the adequacy of internal accounting controls, and the quality of financial reporting. The Audit Committee met once during fiscal 1998. The members of the Audit Committee are Messrs. Ackerman, DeJong, and Hornibrook.

         The Corporation presently does not have a standing compensation committee or nominating committee. The Board of Directors will consider suggestions submitted by shareholders regarding potential nominees for director. Any recommendations as to nominees for election at the 1999 annual general meeting of shareholders should be submitted in writing by July 15, 1999, to the Secretary of the Corporation at its principal executive offices and should include the name, address and qualifications of each proposed nominee.

OTHER EXECUTIVE OFFICERS

         Randall E. Drullinger, age 35, has served as Vice President-Marketing of the Corporation since April 1996. From August 1990 to April 1996, he was director of financial management services at Starkey Laboratories, Inc.

         Kathy A. Foltner, age 45, was appointed Vice President-Operations of the Corporation in November 1996, when the Corporation acquired substantially all of the assets of the Midwest Division of Hearing Health Services, Inc. Ms. Foltner served as vice president of Hearing Health Services, Inc., since January 1995 and as director of its Michigan operations from July 1994 to December 1994. Prior to July 1994, Ms. Foltner was the owner and president of Audio-Vestibular Testing Center, Inc.

         Edwin J. Kawasaki, age 40, has served as Vice President-Finance and Chief Financial Officer of the Corporation since August 1996. Mr. Kawasaki was a principal of Stafford Capital Corp., an investment buy-out firm, from September 1995 to July 1996, and was a senior vice president at Peregrine Holdings Ltd., an investment banking boutique firm, from January 1994 to September 1995. From 1987 to 1993, he was the controller of Lewis and Clark College. Prior to 1987, Mr. Kawasaki was a supervising senior accountant with KPMG Peat Marwick LLP.

4.       APPOINTMENT OF AUDITORS

Effective December 20, 1996, upon the recommendation of the Board of Directors and approval by the shareholders, the Corporation retained KPMG Peat Marwick LLP as its independent auditors, replacing Shikaze Ralston. The Corporation made the change in independent auditors due to its significant and growing operations in the United States and its need to draw upon the services and expertise of a large international accounting and auditing firm. The report of Shikaze Ralston on the consolidated financial statements of the Corporation for the year ended July 31, 1996, included in its 1997 annual report on Form 10-K did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements with Shikaze Ralston on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Shikaze Ralston, would have caused them to make reference to the subject matter of the disagreements in connection with their report. Before engaging KPMG Peat Marwick LLP as its new independent auditors, the Corporation did not consult with them regarding any matters related to the application of accounting principles, the type of audit opinion that might be rendered on the Corporation's financial statements or any other such matters.

         UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE FOR THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS AUDITORS OF THE CORPORATION TO HOLD OFFICE UNTIL THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS OR UNTIL THEIR SUCCESSORS ARE APPOINTED AND TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE AUDITORS' REMUNERATION. The Corporation expects representatives of KPMG Peat Marwick LLP to be present at the meeting and to be available to respond to appropriate questions. The auditors will have the opportunity to make a statement at the meeting if they desire to do so.

5.       APPROVAL OF AMENDMENT TO STOCK AWARD PLAN

GENERAL

         Effective December 10, 1996, the Board of Directors adopted a Stock Award Plan providing for the grant of options to employees of the Corporation. The Board subsequently amended and restated the Stock Award Plan effective February 5, 1997, and adopted a second amendment and restatement effective October 15, 1997, which was approved by the shareholders of the Corporation on December 5, 1997. An amendment to increase the number of Common Shares issuable under the Stock Award Plan by 1,200,000 shares to 1,800,000 shares was approved by the shareholders at a special meeting held on February 9, 1998.

         The Stock Award Plan provides for the grant of stock options and other stock-based awards to the Corporation's officers and employees, non-employee directors, and outside consultants or advisers. The purpose of the Stock Award Plan is to promote and advance the interests of the Corporation and its shareholders by assisting the Corporation in attracting, retaining and rewarding key employees, directors and outside advisers and linking their interests with those of the Corporation's shareholders.

PROPOSED AMENDMENT TO THE STOCK AWARD PLAN

         Effective October 26, 1998, the Board of Directors adopted, subject to shareholder approval, an amendment to the Stock Award Plan to increase the number of Common Shares which may be made the subject of awards under the Stock Award Plan by 500,000 shares to a total of 2,300,000 shares. Common Shares subject to awards granted under the Stock Award Plan which expire or are otherwise canceled or terminated or are settled in cash in lieu of Common Shares will again become available for grants of new awards.

As of October 31, 1998, five executive officers, ___ other employees, three non-employee directors, and ___ outside consultants held stock options granted under the Stock Award Plan and represented the pool of persons considered eligible to participate in the plan at that date. Also at that date, options for 2,400 Common Shares granted under the Stock Award Plan had been exercised, options to purchase a total of [1,300,000] Common Shares were outstanding, and [497,600] Common Shares were available for future grants of awards under the Stock Award Plan. At October 31, 1998, options had been granted under the Stock Award Plan as follows: Brandon M. Dawson, President and Chief Executive Officer, 530,000 shares; Gregory J. Frazer, Ph.D., Vice President-Development, 0 shares; Edwin J. Kawasaki, Vice President-Finance and Chief Financial Officer, 230,000 shares; all current executive officers as a group (including Messrs. Dawson and Kawasaki), 915,000 shares; all current non-employee directors as a group, 115,000 shares; Howard D. Cochrane, Jr., 0 shares; and all non-executive employees as a group, _______ shares. Additional information regarding options granted to directors and executive officers of the Corporation is set forth above in the table headed "Option Grants in Last Fiscal Year."

         The following table presents information with respect to additional stock options presently proposed to be granted under the Stock Award Plan. The type, number, and value of other Awards that may be granted in the future under the Stock Award Plan is not known.

                       NEW PLAN BENEFITS-STOCK AWARD PLAN

Name and Position                                             Number of Options
-----------------                                             -----------------
Brandon M. Dawson............................................            0
  President and Chief Executive Officer

Gregory J. Frazer, Ph.D......................................            0
  Vice President-Business Development

Edwin J. Kawasaki............................................            0
  Vice President-Finance and Chief Financial Officer

All current executive officers as a group(1).................      300,000

Non-employee directors as a group............................            0

Non-executive employees as a group...........................            0

--------------------

         (1) Effective [November 1, 1998]. The options are to be granted pursuant to the terms of an employment agreement between a new officer and the Corporation. The per share exercise price will be not less than the fair market value of a Common Share on the date of grant. The options will be immediately exercisable as to 50,000 Common Shares, will become exercisable as to an additional 16,667 Common Shares on the first day of each calendar quarter beginning April 1, 1999, will become immediately exercisable in full in the event that the officer's employment is terminated by the Corporation without cause (as defined) or by the officer with good reason (as defined) within one year following a change in control of the Corporation (as defined), and will expire 10 years following the date of grant.

DESCRIPTION OF AWARDS UNDER THE STOCK AWARD PLAN

         The types of awards (collectively referred to as "Awards") that may be granted by the Board under the Stock Award Plan include:

         Options. Options to purchase Common Shares may be incentive stock options ("ISOs") meeting the requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options which are not eligible for such tax-favored treatment. The expiration date of each option is as determined by the Board (but not more than 10 years after the date of grant for ISOs), subject to approval by any regulatory authority having jurisdiction over Awards granted under the Stock Award Plan. The exercise price per share must be equal to or greater than 100% of the fair market value of a Common Share on the date the option is granted for ISOs and at a discount of not more than 25% from such fair market value for nonqualified options.

         Stock Appreciation Rights. A recipient of stock appreciation rights will receive upon exercise an amount equal to the excess (or specified portion thereof) of the fair market value of a

Common Share on the date of exercise over the base price, multiplied by the number of shares as to which the rights are exercised. The base price will be designated by the Board in the award agreement and may be equal to, higher or lower than the fair market value of the Common Shares on the date of grant. Payment may be in cash, in Common Shares, or in any other form or combination of methods approved by the Board.

         Restricted Units. Restricted units are awards of units equivalent in value to a Common Share, which may be subject to forfeiture if the recipient terminates employment or service as a director or consultant during a specified period. At the expiration of such period, the restricted units vest and payment is made in an amount equal to the value of the number of shares covered by the restricted units. Payment may be in cash, in Common Shares, or in any other form or combination of methods approved by the Board.

         Performance Awards. Performance Awards are granted in units equivalent in value to a Common Share. A performance Award is subject to forfeiture if or to the extent the recipient fails to meet certain performance goals during a designated performance cycle. Performance Awards earned by attaining performance goals are paid at the end of a performance cycle in cash, in Common Shares, or in any other form or combination of methods approved by the Board.

         Other Stock-Based Awards. The Board may grant other Awards that involve payments or grants of Common Shares or are measured by or in relation to Common Shares. The Stock Award Plan provides flexibility to design new types of stock-based or stock-related Awards to attract and retain employees, officers, directors, and outside advisers in a competitive environment.

         Nontransferability. Awards are not transferable or assignable except by will or the laws of descent and distribution.

ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

         In the event of a change in capitalization, the Board will make such proportionate adjustments in the aggregate number of Common Shares for which Awards may be granted under the Stock Award Plan, the maximum number of Common Shares which may be awarded to any participant, and the number of Common Shares covered by, and the exercise or base price of, any outstanding Awards, as the Board in its sole discretion deems appropriate.

DURATION, TERMINATION AND AMENDMENT OF THE STOCK AWARD PLAN

         The Stock Award Plan will remain in effect until Awards have been granted covering all available Common Shares under the Stock Award Plan or the plan is otherwise terminated by the Board. The Board may terminate the Stock Award Plan at any time, but any such termination will not affect any outstanding Awards. The Board may also amend the Stock Award Plan from time to time, subject to approval, to the extent required, by any regulatory authority having jurisdiction over the Stock Award Plan, but may not, without shareholder approval, materially increase the aggregate number of Common Shares that may be issued under the Stock Award Plan other than in connection with adjustments for a change in capitalization.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

         The following discussion summarizes the principal anticipated U.S. federal income tax consequences of grants of Awards under the Stock Award Plan to participants and to the Corporation. All recipients of Awards under the Stock Award Plan to date are U.S. residents.

                        TAX CONSEQUENCES TO PARTICIPANTS

         Incentive Stock Options. ISOs under the Stock Award Plan are intended to meet the requirements of Section 422 of the Code. A participant does not realize taxable income upon the grant of an ISO or upon the issuance of shares when the option is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be a capital gain, and any loss will be a capital loss, except that if such disposition occurs within one year after exercise of the option or two years after grant of the option, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on the sale of the shares, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an ISO is treated as a nonqualified option.

         Nonqualified Options. No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally realize ordinary income measured by the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The participant's cost basis in the acquired shares is the fair market value of the shares on the exercise date. Any gain upon sale of the shares is capital gain.

         Stock Appreciation Rights. The grant of a stock appreciation right to a participant will not cause the recognition of income by the participant. Upon exercise of a stock appreciation right, the participant will recognize ordinary income equal to the amount of cash payable to the participant plus the fair market value of any Common Shares or other property delivered to the participant.

         Restricted Units and Performance Awards. Generally, a participant will not recognize any income upon issuance of an Award of restricted units or performance units that is subject to forfeiture during a restriction period or performance cycle. Generally, a participant will recognize compensation income upon the vesting of restricted units or performance units in an amount equal to the amount of cash payable to the participant plus the fair market value of Common Shares or other property delivered to the participant.

                       TAX CONSEQUENCES TO THE CORPORATION

         To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an ISO, the Corporation will not be entitled to any tax deduction in connection with ISOs. In all other cases, the Corporation will be entitled to receive a U.S. federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to Awards.

RECOMMENDATION AND VOTE

         At the meeting, the shareholders will be asked to consider and, if thought fit, to approve the following resolution:

              "BE IT RESOLVED THAT the amendment of the Second Amended and Restated Stock Award Plan of the Corporation to increase the number of Common Shares issuable thereunder from 1,800,000 to 2,300,000 Common Shares is hereby approved."

         THIS RESOLUTION WILL NOT TAKE EFFECT UNLESS IT IS APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES PRESENT, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THE PROPOSAL AT THE MEETING. THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY, UNLESS INSTRUCTED OTHERWISE, INTEND TO VOTE FOR THIS RESOLUTION APPROVING AMENDMENT OF THE STOCK AWARD PLAN.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF APPROVAL OF AN AMENDMENT TO THE STOCK AWARD PLAN TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE THEREUNDER TO 2,300,000 COMMON SHARES.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Shareholder proposals submitted for inclusion in the 1999 proxy materials and consideration at the 1999 annual general meeting of shareholders must be received by the Corporation by July 15, 1999. Any such proposal should comply with the SEC's rules governing shareholder proposals submitted for inclusion in proxy materials.

         The persons named as proxies for the 1999 annual general meeting of shareholders will have discretionary authority to vote on any matter presented by a shareholder for action at such meeting unless the Corporation receives notice of the matter by September 28, 1999, in which case such persons will not have discretionary voting authority except as provided in the SEC's rules governing shareholder proposals.

                                    * * * * *

         The contents and the sending of this Circular have been approved by the Board of Directors of the Corporation.

Portland, Oregon                        BY ORDER OF THE BOARD OF DIRECTORS
November 12, 1998

                                        Brian S. Thompson
                                        Secretary

                                   SCHEDULE A

                                  BY-LAW NO. 1C

         A BY-LAW RELATING GENERALLY TO THE CONDUCT OF THE BUSINESS AND AFFAIRS OF SONUS CORP. (HEREINAFTER CALLED THE "CORPORATION").

                                     PART I
                                 INTERPRETATION

1.01 In this By-law and all other By-laws of the Corporation, unless the context otherwise specifies or requires:

"ACT" means the Business Corporations Act (Yukon), as from time to time amended, and every statute in substitution thereof;

"ARTICLES" means, as the case may require, the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution and articles of revival of the Corporation, and includes an amendment to any of them;

"BOARD" means the board of Directors, as such board may be constituted from time to time;

"BY-LAW" means this by-law and all other by-laws of the Corporation from time to time in force and effect;

"DIRECTORS" means the directors of the Corporation;

"MEETING OF SHAREHOLDERS" includes an annual or other general meeting of Shareholders and a meeting of any class or classes of Shareholders;

"SHAREHOLDER" means a shareholder of the Corporation;

"CHIEF EXECUTIVE OFFICER" means the President or, if the Corporation does not have a President or if the office of President is vacant, the officer of the Corporation holding the paramount office.


                                     PART 2
                                    DIRECTORS

2.01     Borrowing  Powers of  Directors:  Without  limiting  the  powers of the
         -------------------------------
Directors as set forth in the Act, but subject to the Articles, the Directors may from time to time on behalf of the Corporation, without authorization of the
Shareholders:

(a)      borrow money upon the credit of the Corporation;

(b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c) to the extent permitted by the Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d) mortgage, hypothecate, pledge or otherwise create an interest in or charge on all or any currently owned or subsequently acquired property of the Corporation to secure payment of a debt or performance of any other obligation of the Corporation.

2.02     Delegation:  Subject to the  Articles,  the  Directors may from time to
         ----------
time, by resolution, delegate to a committee of Directors, a single Director or an officer or officers of the Corporation, all or any of the powers conferred on the Directors by the preceding section of this By-law or by the Act.

2.03     Power  to  Adopt  Seal  and  Authorize   Use:  The  Directors  may,  by
         --------------------------------------------
resolution, adopt
a seal for the Corporation, and authorize persons to affix the seal and to attest by their signatures that the seal was duly affixed.

2.04     Directors'  Power  to  Issue  Shares:  Subject  to  the  Articles,  the
         ------------------------------------
Directors may, by resolution, issue shares of the Corporation at such time, to such persons and, subject to the Act, for such consideration as the Directors may from time to time determine.

2.05     Directors'  Power to Make,  Amend or  Repeal  By-Laws:  Subject  to the
         -----------------------------------------------------
Articles and the Act, the Directors may, by resolution, make, amend or repeal any By-laws that regulate the business or affairs of the Corporation.

2.06     Directors' Power to Appoint Officers:  Subject to the Articles:
         ------------------------------------

(a) the Directors may designate the offices of the Corporation, appoint as officers individuals of full capacity who may, but need not, be Directors of the Corporation, specify their duties and, except where delegation is prohibited by the Act, delegate to them powers to manage the business and affairs of the Corporation;

(b) a Director may be appointed to any office of the Corporation; and

(c) two (2) or more offices of the Corporation may be held by the same person.

2.07     Directors' Power to Fix Remuneration of Directors and Officers: Subject
         --------------------------------------------------------------
to the Articles, the Directors may fix the remuneration of the Directors and of the officers of the Corporation.

2.08  Financial  Disclosure:  Subject to the Articles,  the Directors  shall not
      ---------------------
be required to place before the annual meeting of Shareholders any information respecting the financial position of the Corporation or the results of its operations except that information required by the Act.

 2.09     Remuneration   and  Expenses:   The   Directors  shall  be  paid  such
         ----------------------------
remuneration for their services as the Board may from time to time determine. The Directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing contained herein shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefor.

2.10     Directors' Meetings:
         -------------------

(a) Convening Meetings: Any Director may convene a meeting of Directors.
    ------------------


(b) Notice of Meeting of  Directors:  At least  forty-eight  (48) hours'  notice
    -------------------------------
    (inclusive of the day on which the notice is communicated, or deemed to be communicated, and the day of the meeting) shall be given of a meeting of the Directors, and the notice shall specify the place, the day and the hour of the meeting. Except where required by the Act, the notice need not specify the purpose of the meeting or the business to be transacted thereat.

(c) Notice of Adjourned  Meeting of Directors:  If a meeting of the Directors is
    -----------------------------------------
    adjourned by one or more adjournments, it is not necessary to give notice of the adjourned meeting, other than by announcement at the time of the adjournment, if:

         (i)  all of the Directors are present at the time of the  announcement;
              or

         (ii) those   Directors  who  were  not  present  at  the  time  of  the announcement attend the adjourned meeting and participate in the meeting;

    but in all other cases, notice of the adjourned meeting shall be given as if it were a new meeting, provided that if the adjournment is for a period of time which makes it impossible or impracticable to give forty-eight (48) hours' notice, the notice shall be deemed to have been properly given if transmitted on the next business day following the adjournment.

(d) Manner of Transmitting Notices: Notice of a meeting of the Directors, or any
    ------------------------------
    other communication required to be made, may be given or made to a Director either:

         (i)  in writing:

              (1) by first class mail, postage prepaid, addressed to the Director at the Director's latest address as shown in the records of the Corporation;

              (2) by delivery to the Director's latest address as shown in the records of the Corporation and leaving the notice in the custody of an adult person found there, placing it in a mail receptacle at that address or affixing it to a door or placing in some other place at that address where the notice or communication is likely to be found;

              (3)  by personally serving it upon the Director; or

              (4) by any electronic device capable of transmitting a printed message directed to the Director at a place where the Director has access to a device capable of receiving the message; or

         (ii) verbally, whether by means of a telephone or otherwise.

    All notices or other communication given or made in writing in accordance with the foregoing shall be deemed to have been communicated:

         (i) if given or made by mail, at the time it would be delivered in the ordinary course of mail unless there are reasonable grounds for believing that the Director did not receive the notice or communication at that time, or at all;

         (ii) if delivered or personally served, on the day that it was delivered or served; and

         (iii) if by electronic device, one (1) hour following transmission.

(e) Waiver of Notice:  Notice of any meeting of Directors or of any committee of
    ----------------
    Directors or the time for the giving of any such notice or any irregularity in any meeting or in the notice thereof may be waived by any Director in writing or by telecopy, telegram, cable or telex addressed to the Corporation or in any other manner, and any such waiver may be validly given either before or after the meeting to which such waiver relates. Attendance of a Director at any meeting of Directors or of any committee of Directors is a waiver of notice of such meeting, except when a Director attends a meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(f) Omission of Notice: The accidental omission to give notice of any meeting of
    ------------------
    Directors, or of any committee of Directors, or the non-receipt of any notice by any person shall not invalidate any resolution passed or any proceeding taken at such meeting.

(g) Place of Meetings of  Directors:  Subject to the  Articles,  meetings of the
    -------------------------------
    Directors may be held at any place in the Yukon, or at any place outside of the Yukon if all Directors entitled to attend and vote at the meeting either participate in the meeting or consent, verbally or otherwise, to the meeting being held at that place.

(h) Chairman of Meetings of  Directors or  Committee  of  Directors:  Unless and
    ---------------------------------------------------------------
    until the Directors have elected a Chairman of the Board, the Chief Executive Officer shall act as chairman of all meetings of the Directors but if the Chairman of the Board or the Chief Executive Officer, as the case may be, is absent or refuses to act as chairman, the Directors in attendance shall by a vote of the majority of them elect some other Director present at the meeting to act as chairman of the meeting.

(i) Secretary of Meetings of  Directors:  The chairman of a meeting of Directors
    -----------------------------------
    may appoint a Director to act as secretary of a meeting of Directors, and in the absence of such appointment, the chairman of the meeting shall also act as secretary of the meeting.

(j) Quorum of Directors:  Subject to the Articles, a majority of Directors shall
    -------------------
    constitute a quorum at any meeting of Directors.

(k) Participation  by  Telephone:  A Director  may  participate  in a meeting of
    ----------------------------
    Directors by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other.

(l) Resolution by Majority:  Subject to the Articles, every resolution submitted
    ----------------------
    to a meeting of Directors shall be decided by a vote of a majority of the Directors participating in the meeting, and the declaration of the chairman of the meeting on the result of the vote shall be final. In case of an equality of votes, the chairman of the meeting shall not have a casting vote.

2.11     Meetings of Committees of Directors:  The provisions of Section 2.10 of
         -----------------------------------
this By-law shall apply equally to meetings of committees of Directors, but when applying those provisions to a meeting of a committee of Directors, the phrase "meeting of Directors" shall mean "meeting of a committee of Directors" and the word "Director" shall mean "member of a committee of Directors".

2.12     Written  Resolution  in Lieu of  Meeting:  Subject to the  Articles,  a
         ----------------------------------------
resolution in writing signed by all the Directors entitled to vote on that resolution at a meeting of Directors or committee of Directors is as valid as if it had been passed at a meeting of Directors or a committee of Directors. A resolution in writing may be signed in any number of counterparts which together shall be construed as a single instrument. A resolution in writing shall take effect on the date when it is expressed to be effective notwithstanding that the effective date is before or after the date on which it was signed by the Directors or any of them. A resolution in writing transmitted by telegraph, telex or other device capable of transmitting a printed message and purporting to be sent by a Director shall be valid as a counterpart of a resolution in writing of the Directors or committee of Directors.

                                     PART 3
                             SHAREHOLDERS' MEETINGS

3.01     Chairman of Meeting of  Shareholders:  The  Chairman  of the Board,  or
         ------------------------------------
failing him the President of the Corporation, shall act as chairman at all Meetings of Shareholders. If the Chairman of the Board and the President are both absent or refuse to act as chairman of the meeting, the Shareholders in attendance shall elect some other person in attendance at the meeting, who need not be a Shareholder, to act as chairman of the meeting.

3.02     Place  of  Shareholders'  Meetings:  Subject  to the  Articles  and the
         ----------------------------------
provisions of the Act permitting a Meeting of Shareholders to be held outside of the Yukon, a Meeting of Shareholders shall be held at the place in the Yukon determined by the Directors.

3.03     Participation  in  Meeting by  Telephone:  A  Shareholder  or any other
         ----------------------------------------
person entitled to attend a Meeting of Shareholders may participate in the meeting by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other, and a person participating in such a meeting by those means is deemed for the purposes of the Act to be present at the meeting.

3.04     Notice of Adjourned Meeting:  If a Meeting of Shareholders is adjourned
         ---------------------------
by one or more adjournments for an aggregate of less than thirty (30) days, it is not necessary to give notice of the adjourned meeting, other than by announcement at the time of the adjournment.

3.05     Quorum  of  Shareholders:  A quorum of  Shareholders  is  present  at a
         ------------------------
Meeting of Shareholders if not less than 33-1/3% of the issued shares entitled to vote at the Meeting are represented in person or by proxy.

3.06     Loss of Quorum During Meeting: If a quorum is present at the opening of
         -----------------------------
a Meeting of Shareholders, the Shareholders present may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.

3.07     Voting  Jointly Held Shares:  If two (2) or more persons hold shares of
         ---------------------------
the Corporation jointly, one of those holders present at a Meeting of Shareholders may, in the absence of the others, vote the shares, but if two (2) or more of those persons who are present, in person or by proxy, vote, they shall vote as one on the shares jointly held by them.

3.08     Voting:  Voting at a Meeting of Shareholders  shall be by show of hands
         ------
except when a vote by ballot is demanded by a Shareholder or a proxyholder entitled to vote at the meeting. If a vote by ballot is demanded at a meeting in which a Shareholder, or other person entitled to attend and vote at the meeting, is participating by telephone or other communication facilities, such Shareholder or other person may verbally appoint some person present at the meeting to cast a ballot on his behalf and a ballot so cast shall be valid as if it were personally cast by the Shareholder or other person so participating.

3.09     Written  Resolution  in Lieu of  Meeting:  Subject to the  Articles,  a
         ----------------------------------------
resolution in writing signed by all the Shareholders entitled to vote on that resolution at a Meeting of Shareholders is as valid as if it had been passed at a Meeting of Shareholders. A resolution in writing may be signed in any number of counterparts which together shall be construed as a single instrument. A resolution in writing shall take effect on the date when it is expressed to be effective notwithstanding that the effective date is before or after the date on which it was signed by the Shareholders or any of them. A resolution in writing transmitted by telegraph, telex or other device capable of transmitting a printed message and purporting to be sent by a Shareholder shall be valid as a counterpart of a resolution in writing of the Shareholders.

                                     PART 4
                                 LIEN ON SHARES

4.01 If the Articles provide that the Corporation has a lien on shares registered in the name of a Shareholder or his legal representative for a debt of that Shareholder to the Corporation, such lien may be enforced, subject to the Act and to any other provision of the Articles, by the sale of shares thereby affected or by any other action, suit, remedy or proceedings authorized or permitted by law or by equity and, pending such enforcement, the Corporation may refuse to register a transfer of the whole or any part of such shares.

                                     PART 5
                     VOTING RIGHTS IN OTHER BODIES CORPORATE

5.01 The signing officers of the Corporation may execute and deliver instruments of proxy and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the person signing or arranging for them. In addition, the Board may direct the manner in which, and the person or persons by whom, any particular voting rights or class of voting rights may or shall be exercised.


                                     PART 6
                          SHARES AND SHARE CERTIFICATES

6.01     Allotment:  Subject  to the  Articles,  the Board may from time to time
         ---------
allot, or grant options to purchase, and issue the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until the consideration for the share is fully paid as provided for in the Act.

6.02     Commissions:  The Board may from time to time authorize the Corporation
         -----------
to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for shares of the Corporation.

6.03     Non-Recognition  of Trusts:  Subject to the  provisions of the Act, the
         --------------------------
Corporation may treat the person in whose name a share is registered in the securities register as the absolute owner of the share as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

6.04     Share  Certificates:  Every  holder  of  one  or  more  shares  of  the
         -------------------
Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the name of the person to whom the certificate or acknowledgement was issued, and the number and class or series of shares held by him as shown on the securities register. Share certificates and acknowledgements of a Shareholder's right to a share certificate, shall, subject to the Act, be in such form as the Board shall from time to time approve. Any share certificate shall be signed by any number of signing officers as the Board may determine and need not be under the corporate seal, provided that, unless the Board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of a sole signing officer or two signing officers, as the case may be, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

6.05     Replacement  of Share  Certificate:  The Board or any  officer or agent
         ----------------------------------
designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken, on payment of such fee not exceeding such amount as may be allowed by the Act, and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

6.06     Joint  Shareholders:  If two or more  persons are  registered  as joint
         -------------------
holders of any
share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

6.07     Fractional  Share:  The  Corporation  may  issue  a  certificate  for a
         -----------------
fractional share or may issue in its place, as may be determined by the Board, scrip certificates in a form that entitles the holder to receive a certificate for a full share by exchanging scrip certificates aggregating a full share. The Directors may attach conditions to any scrip certificates, including that the scrip certificates become void if they are not exchanged for a share certificate representing a full share by a specified date, and that any shares for which those scrip certificates are exchangeable may, notwithstanding any pre-emptive right, be issued by the Corporation to any person and the proceeds of those shares distributed rateably to the holders of the scrip certificates.

6.08     Transfer and  Transmission of Shares:  Shares of the Corporation may be
         ------------------------------------
transferred in the form of a transfer of endorsement endorsed on the certificates issued for the shares of the Corporation or in any form of transfer which may be approved by the Board.

6.09     Registration  of  Transfer:  Subject to the  provisions  of the Act, no
         --------------------------
transfer of shares shall be registered in a securities register except upon presentation of the certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the Board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the Board.

6.10     Rights  of  Representatives:  The  Corporation  may treat a person as a
         ---------------------------
registered Shareholder entitled to exercise all rights of the Shareholder he represents if that person produces to the Board such evidence as may be reasonably required that he is the executor, administrator, heir or legal representative of the heirs of the estate of a deceased Shareholder, or a guardian, committee or trustee representing a registered Shareholder.

6.11     No Duty to Third  Person:  The  Corporation  is not required to enquire
         ------------------------
into the existence of, or see to the performance or observance of, any duty owed to a third person by a registered holder of any of its shares, or by anyone whom it treats, subject to the Act, as the owner or registered holder of its shares.

6.12     Transfer Agents and Registrars: The Board may from time to time appoint
         ------------------------------
an agent to maintain the central securities register or registers, and an agent or agents to maintain a branch securities register or registers. Such a person may be designated as transfer agent or registrar according to his functions and one person may be appointed both registrar and transfer agent. The Board may at any time terminate any such appointment.

                                     PART 7
                      INFORMATION AVAILABLE TO SHAREHOLDERS

7.01     Available  Information:  Except as provided by the Act, no  Shareholder
         ----------------------
shall be entitled to obtain information respecting any details or conduct of the Corporation's business which in the opinion of the Directors would not be in the interest of the Corporation to communicate to the public.

7.02     Inspection of Information: The Directors may from time to time, subject
         -------------------------
to those rights conferred by the Act, determine whether, to what extent, at what time and place and under what conditions or regulations the documents, books, registers and accounting records of the Corporation or any of them shall be open to the inspection of Shareholders, and no Shareholder shall have any right to inspect any document, book, register or accounting record of the Corporation except as conferred by statute or authorized by the Board or by a resolution of the Shareholders.


                                     PART 8
          INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE CORPORATION

8.01 In all circumstances permitted by the Act, the Corporation shall indemnify a Director or officer of the Corporation, a former Director or officer of the Corporation, or a person who acts or acted at the Corporation's request as a director or officer of a body corporate of which the Corporation is or was a shareholder or a creditor, and his heirs and legal representatives, from and against:

(a) all costs, charges and expenses, including an amount to settle an action or satisfy a judgement reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a

    Director or officer of the Corporation or such body corporate; and

(b) all other costs, charges and expenses reasonably incurred in connection with the defence of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or officer of the Corporation or such body corporate.

                                   SCHEDULE B

THE STATUTORY PROVISIONS CONFERRING THE RIGHT OF DISSENT AND APPRAISAL ARE TECHNICAL AND COMPLEX. ANY HOLDER OF SHARES WHO WISHES TO EXERCISE THE RIGHT OF DISSENT AND APPRAISAL (A "DISSENTING SHAREHOLDER") SHOULD SEEK ITS OWN LEGAL ADVICE, AS FAILURE TO COMPLY STRICTLY WITH THE PROVISIONS OF THE BUSINESS CORPORATION ACT (ALBERTA) (THE "ACT") MAY PREJUDICE THE RIGHT OF DISSENT.

A Dissenting Shareholder may only claim under Section 184 of the Act with respect to all of the shares of a class held by the Dissenting Shareholder or on behalf of any one beneficial owner and registered in the name of the Dissenting Shareholder. The filing of a notice of dissent does not deprive a shareholder of the right to vote on the special resolution and a vote against the special resolution does not constitute notice of dissent.

In order to exercise his or her right of dissent, a Dissenting Shareholder must send to the Corporation a written objection to the special resolution at or before the Annual and Special General Meeting of Shareholders to be held December 4, 1998 (the "Meeting"). After the adoption of the special resolution at the Meeting, an application may be made to the Court of Queen's Bench of Alberta (the "Court") by originating notice made either by the Corporation or by the Dissenting Shareholder, provided the Dissenting Shareholder sent an objection to the Corporation at or before the Meeting, to fix the fair value of the shares of the Dissenting Shareholder. If such an application is made, the Corporation shall, unless the Court otherwise orders, send to each Dissenting Shareholder a written offer to pay the amount considered by the directors to be the fair value of the shares. Unless the Court otherwise orders, such offer shall be sent to each Dissenting Shareholder at least ten days before the date on which the application is returnable, if the Corporation is the applicant, or within ten days after the Corporation is served with a copy of the originating notice, if the Dissenting Shareholder is the applicant. Every such offer shall be made on the same terms and contain or be accompanied by a statement showing how the value was determined.

A Dissenting Shareholder may make an agreement with the Corporation for the purchase of the Dissenting Shareholder's shares by the Corporation, in the amount of the Corporation's offer or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

In connection with any application to the Court, the Court may give direction for: the joining as parties of all Dissenting Shareholders whose shares have not been purchased by the Corporation and for the representation of Dissenting Shareholders who, in the opinion of the Court, are in need of representation; the trial of issues and interlocutory matters, including pleadings and examinations for discovery; the payment to the shareholders of all or part of the sum offered by the Corporation for the shares; the deposit of share certificates with the Court or with the Corporation or its transfer agent; the appointment or payment of independent appraisers, and the procedures to be followed by them; the service of documents; and the burden of proof of the parties. A Dissenting Shareholder is not required to give security for costs in respect of such application and except in special circumstances shall not be required to pay costs of the application or appraisal. On such application the Court shall make an order fixing the fair value of the shares of all Dissenting Shareholders who are parties to the application, give judgment in that amount against the Corporation and in favour of each of those Dissenting Shareholders, and fix the time in which the Corporation must pay that amount to the Dissenting Shareholders.

Upon the earlier of: (i) the Corporation  implementing  the special  resolution;
(ii) the making of an agreement between the Corporation and the Dissenting Shareholder as to the payment to be made by the Corporation for the Dissenting Shareholder's shares, whether by the acceptance of the Corporation's offer or otherwise; and (iii) the pronouncement of an order by the Court, the Dissenting Shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the Dissenting Shareholder's shares in the amount agreed between the Corporation and the Dissenting Shareholder or in the amount of the judgment, as the case may be. Until one of such events occurs, the Dissenting Shareholder may withdraw the dissent or the Corporation may rescind the resolution and in either event proceedings under Section 184 of the Act shall be discontinued.

The Court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder, from the date on which the Dissenting Shareholder ceases to have any rights as a shareholder, as described above, until the date of payment.

The  Corporation  shall not make a payment  to a  Dissenting  Shareholder  under
Section 184 of the Act if there are reasonable grounds for believing that the Corporation is or would after the payment be unable to pay its liabilities as they become due or the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities. In such case the Corporation shall, within ten days after the pronouncement of an order by the Court or the making of an agreement between the Dissenting Shareholder and the Corporation as to the payment to be made for the Dissenting Shareholder's shares, notify each Dissenting Shareholder that it is unable lawfully to pay Dissenting Shareholders for their shares. Notwithstanding that a judgment has been given in favour of the Dissenting Shareholder, if the Corporation is unable to lawfully pay the Dissenting Shareholder, the Dissenting Shareholder, by written notice delivered to the Corporation within thirty days after receiving the notice that the Corporation may not lawfully pay the Dissenting Shareholder, may withdraw the notice of objection, in which case the Corporation is deemed to consent to withdrawal and the Dissenting Shareholder is reinstated with full rights as a shareholder, failing which the Dissenting Shareholder retains a status as a claimant against the Corporation, to be paid as soon as the Corporation is lawfully able to do so or, in a liquidation, to rank subordinate to the rights of creditors of the Corporation but in priority to its shareholders.

BUSINESS CORPORATIONS ACT (ALBERTA)

SHAREHOLDER'S RIGHT TO DISSENT

184

(1) Subject to sections 185 and 234, a holder of shares of any class of a corporation may dissent if the corporation resolves to
     (a) amend its articles under section 167 or 168 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,
     (b) amend its articles under section 167 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

     (c) amalgamate with another corporation, otherwise than under section 178 or 180.1,
     (d) be continued under the laws of another jurisdiction under section 182, or
     (e)  sell,  lease or exchange all or  substantially  all its property under section 183.

(2)  A holder of shares of any class or series of shares  entitled to vote under section 170, other than section 170(1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3) In addition to any other right he may have, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the last business day before the day on which the resolution from which he dissents was adopted.

(4) A dissenting shareholder may only claim under this section with respect to all the shares of a class held by him or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5) A dissenting shareholder shall send the corporation a written objection to a resolution referred to in subsection (1) or (2)
     (a) at or before any meeting of shareholders at which the resolution is to be voted on, or
     (b) if the corporation did not send notice to the shareholder of the purpose of the meeting or of his right to dissent, within a reasonable time after he learns that the resolution was adopted and of his right to dissent.

(6) An application may be made to the Court by originating notice after the adoption of a resolution referred to in subsection (1) or (2),
     (a)  by the corporation, or
     (b) by a shareholder if he has sent an objection to the corporation under subsection (5),

     to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

(7) If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay him an amount considered by the directors to be the fair value of the shares.

(8) Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

     (a) at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or
     (b) within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9)  Every offer made under subsection (7) shall

     (a)  be made on the same terms, and
     (b) contain or be accompanied by a statement showing how the fair value was determined.

(10) A dissenting shareholder may make an agreement with the corporation for the purchase of his shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

(11) A dissenting shareholder

     (a) is not required to give security for costs in respect of an application under subsection (6), and
     (b) except in special circumstances shall not be required to pay the costs of the application or appraisal.

(12) In connection with an application under subsection (6), the Court may give directions for
     (a) joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,
     (b) the trial of issues and interlocutory matters, including pleadings and examinations for discovery,
     (c) the payment to the shareholder of all or part of the sum offered by the corporation for the shares,
     (d) the deposit of the share certificates with the Court or with the corporation or its transfer agent,
     (e) the appointment and payment of independent appraisers, and the procedures to be followed by them,
     (f)  the service of documents, and
     (g)  the burden of proof on the parties.

(13) On an application  under  subsection (6), the Court shall make an order
     (a) fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,
     (b) giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders, and
     (c) fixing the time within which the corporation must pay that amount to a shareholder.

(14) On
     (a) the action approved by the resolution from which the shareholder dissents becoming effective,
     (b) the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for his shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise, or
     (c) the pronouncement of an order under subsection (13), whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15) Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).

(16) Until one of the  events  mentioned  in  subsection  (14)  occurs,

     (a)  the shareholder may withdraw his dissent, or

     (b) the corporation may rescind the resolution, and in either event proceedings under this section shall be discontinued.

(17) The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18) If subsection (20) applies, the corporation shall, within 10 days after
     (a)  the pronouncement of an order under subsection (13), or
     (b) the making of an agreement between the shareholder and the corporation as to the payment to be made for his shares, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19) Notwithstanding that a judgment has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw his notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder, failing which he retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20) A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that
     (a) the corporation is or would after the payment be unable to pay its liabilities as they become due, or
     (b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

                                   SONUS CORP.
                                  ------------

                                      PROXY
                                  ------------


        FOR USE AT THE ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 15, 1998

The undersigned shareholder of SONUS CORP. (the "Corporation") hereby appoints Douglas F. Good, Chairman of the Board of the Corporation, or failing him, Brandon M. Dawson, President and a director of the Corporation, or failing him, Gregory J. Frazer, Ph.D., a director of the Corporation, or instead of any of the foregoing, _________________________ as proxy for the undersigned to attend and act for and on behalf of the undersigned at the Annual and Special General Meeting of the Shareholders of the Corporation (the "Meeting") to be held on the 15th day of December, 1998, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof and, without limiting the generality of the power hereby conferred, the designee named above is specifically directed to vote (or withhold or abstain from voting) the Common Shares and Preferred Shares of the Corporation registered in the name of the undersigned as indicated below.

1. RESOLUTION APPROVING THE CONTINUANCE OF THE CORPORATION TO THE YUKON TERRITORIES.

                  FOR [ ]           AGAINST [ ]                     ABSTAIN [ ]


2.       RESOLUTION FIXING THE NUMBER OF DIRECTORS AT SIX.

                  FOR [ ]           AGAINST [ ]                     ABSTAIN [ ]


3.       ELECTION OF DIRECTORS.

                  FOR [ ]                                     WITHHOLD VOTE [ ]
         all nominees listed (except                          as to all nominees
         as marked to the contrary below)                     listed below

          (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

          Joel Ackerman, Haywood D. Cochrane, Jr., Brandon M. Dawson, William DeJong, Gregory J. Frazer, Ph.D., Hugh T. Hornibrook


4. RESOLUTION APPROVING THE APPOINTMENT OF KPMG PEAT MARWICK LLP as the auditors of the Corporation and authorizing the directors to fix their remuneration.

                  FOR [ ]                                     WITHHOLD VOTE [ ]


5.        RESOLUTION APPROVING AMENDMENT TO STOCK AWARD PLAN.


                  FOR [ ]           AGAINST [ ]                     ABSTAIN [ ]


                                               (PLEASE SIGN AND DATE ON REVERSE)

6. To vote at the discretion of the proxy designee on any amendments or variations to the foregoing and on any other matters (other than matters which are to come before the Meeting and which are the subject of another proxy executed by the undersigned) which may properly come before the Meeting or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE CORPORATION AT THE DIRECTION OF THE BOARD OF DIRECTORS. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING OTHER THAN ONE OF THE PERSONS LISTED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF SUCH PERSON (WHO NEED NOT BE A SHAREHOLDER) IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE. THE UNDERSIGNED REVOKES ANY INSTRUMENT OF PROXY PREVIOUSLY GIVEN FOR THE PURPOSE OF THE MEETING IN RESPECT OF COMMON SHARES AND PREFERRED SHARES HELD BY THE UNDERSIGNED.

DATED ______________, 1998.



------------------------------------------------
Signature of Shareholder(s)

                                    NOTES:

                                    1.   Please   sign   exactly  as  your  name
                                         appears   below.   If  the  shares  are
                                         jointly  held,  each joint  owner named
                                         should sign.  When signing as attorney,
                                         personal representative, administrator,
                                         or other  fiduciary,  please  give full
                                         title. If a corporation or partnership,
                                         please  sign  in  full   corporate   or
                                         partnership name by authorized  officer
                                         or  person.  If the  proxy  form is not
                                         dated  in  the  space  provided,  it is
                                         deemed  to bear the date on which it is
                                         mailed   by  the   management   of  the
                                         Corporation.

                                    2.   IN THE EVENT THAT NO SPECIFICATION  HAS
                                         BEEN MADE WITH RESPECT TO THE VOTING ON
                                         ONE OR MORE OF THE RESOLUTIONS REFERRED
                                         TO IN  ITEMS 1  THROUGH  5  ABOVE,  THE
                                         PROXY  DESIGNEE IS  INSTRUCTED  TO VOTE
                                         THE SHARES REPRESENTED BY THIS PROXY ON
                                         EACH   SUCH   MATTER   AND   FOR   SUCH
                                         RESOLUTION.  MARKING THE  "ABSTAIN" BOX
                                         ON ITEMS 1, 2 AND 5 WILL BE  DEEMED  TO
                                         HAVE THE SAME EFFECT AS A VOTE  AGAINST
                                         THE PROPOSAL.

                                    3.   To  be   effective,   proxies  must  be
                                         received before 10 a.m.  (Calgary time)
                                         on  December 14, 1998,  by CIBC  Mellon
                                         Trust  Company,   Suite  600,   333-7th
                                         Avenue S.W., Calgary,  Alberta,  Canada
                                         T2P 2Z1 or be presented at the Meeting.


                                    PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS
                                    PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                           SONUS CORP.

                   SECOND AMENDED AND RESTATED

                        STOCK AWARD PLAN

                 (as amended October 26, 1998)


                            ARTICLE 1
                    ESTABLISHMENT AND PURPOSE

         1.1 Establishment; Amendment and Restatement. Sonus Corp.
             ----------------------------------------
("Corporation") established the Sonus Corp. Stock Award Plan (the "Plan"), effective as of December 10, 1996, subject to shareholder approval as provided in Article 16 of the Plan. The Plan was previously amended and restated effective February 5, 1997, was further amended and restated effective October 15, 1997, was further amended effective December 18, 1997, and most recently has been amended to increase the number of Shares issuable hereunder from 1,800,000 Shares to 2,300,000 Shares, subject to shareholder approval at Corporation's 1998 annual meeting of shareholders.

         1.2  Purpose.  The  purpose of the Plan is to promote  and  advance the
              -------
interests of Corporation and its shareholders by enabling Corporation and its subsidiaries to attract, retain, and reward key employees, directors, and outside consultants. It is also intended to strengthen the mutuality of interests between such employees, directors, and outside consultants and Corporation's shareholders. The Plan is designed to meet this intent by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.


                                    ARTICLE 2
                                  DEFINITIONS

         2.1 Defined Terms.
             -------------   For  purposes of the Plan,  the  following  terms
shall have the meanings set forth below:

         "Award" means an award or grant made to a Participant of Options,
          -----
Stock Appreciation Rights, Restricted Units, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

         "Award Agreement" means an agreement as described in Section 6.4
          ----------------
evidencing an Award granted under the Plan.

         "Board" means the Board of Directors of Corporation.
          -----

         "Code" means the Internal Revenue Code of 1986, as amended and in
          ----
effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

         "Consultant" means any consultant or adviser to Corporation or a
          ----------
Subsidiary who is not an employee of Corporation or a Subsidiary, but does not include any person involved in a capital-raising or investor relations activity on behalf of the Corporation.

         "Continuing Restriction" means a Restriction contained in Sections
          ----------------------
15.4, 15.6, and 15.7 of the Plan and any other Restrictions expressly designated by the Board in an Award Agreement as a Continuing Restriction.

         "Corporation" means Sonus Corp., an Alberta, Canada, corporation as
          -----------
it may be continued to the Yukon Territories, or any successor corporation.

         "Disability" means the condition of being "disabled" within the
          ----------
meaning of Section 22(e)(3) of the Code. However, the Board may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

         "Dollars" or "$" means United States dollars.
          --------------

         "Exchange Act" means the Securities Exchange Act of 1934, as amended
          ------------
and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

         "Fair Market Value" of a Share on a particular day means, without
          -----------------
regard to any Restrictions, the mean between the reported high and low sale prices, or, if there is no sale on such day, the mean between the reported bid and asked prices, for that day, of Shares on that day or, if that day is not a trading day, the last prior trading day, on the principal securities exchange or automated securities interdealer quotation system on which such Shares shall have been traded.

         "Incentive Stock Option" or "ISO" means any Option granted pursuant
          ----------------------      ---
to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Nonemployee Director" means a member of the Board who is not an
          --------------------
employee of Corporation or a Subsidiary.

         "Nonqualified Option" or "NQO" means any Option granted pursuant to the
          -------------------      ---
Plan that is not an Incentive Stock Option.

         "Option" means an ISO or an NQO.
          ------

         "Other Stock-Based Award" means an Award as described in Section 11.1.
          -----------------------

         "Participant"  means an  employee or  Consultant  of  Corporation  or a
          -----------
Subsidiary or a Nonemployee Director who is granted an Award under the Plan.

         "Performance  Award" means an Award granted  pursuant to the provisions
          ------------------
of Article 10 of the Plan, the Vesting of which is contingent on attaining one or more Performance Goals.

         "Performance  Cycle" means a designated  performance period pursuant to
          ------------------
the provisions of Section 10.3 of the Plan.

         "Performance Goal" means a designated performance objective pursuant to
          ----------------
the provisions of Section 10.4 of the Plan.

         "Plan" means this Sonus Corp. Stock Award Plan, as amended and restated
          ----
as set forth herein and as it may be hereafter amended from time to time.

         "Reporting  Person" means a Participant who is subject to the reporting
          -----------------
requirements of Section 16(a) of the Exchange Act.

         "Restricted  Unit"  means an Award of stock units  representing  Shares
          ----------------
described in Section 9.1 of the Plan.

         "Restriction"  means a provision  in the Plan or in an Award  Agreement
          -----------
which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

         "Retirement" means:
          ----------

         (a)  For  Participants  who  are  employees,   retirement  from  active
    employment with Corporation and its Subsidiaries at or after age 65, or such earlier retirement date as approved by the Board for purposes of the Plan;

         (b) For Participants who are Nonemployee Directors, termination of membership on the Board after attaining age 65, or such earlier retirement date as approved by the Board for purposes of the Plan; and

         (c) For individual Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Board for purposes of an Award to such Consultant.

However, the Board may change the foregoing definition of "Retirement" or may adopt a different definition for purposes of specific Awards.

         "Shares"  means  the  Common  Shares  without  nominal  or par value of
          ------
Corporation or any security of Corporation issued in substitution, exchange, or in lieu of such securities.

         "Stock Appreciation Right" or "SAR" means an Award described in Article
          ------------------------      ---
8 of the Plan.

         "Stock Option Plan" means the Corporation's incentive stock option plan
          -----------------
adopted effective November 18, 1993.

         "Subsidiary" means a "subsidiary corporation" of Corporation within the
          ----------
meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

         "Vest" or "Vested" means:
          ----      ------
         (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);


         (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);


         (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or


         (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).


         2.2 Gender and Number. Except where otherwise indicated by the context,
             -----------------
any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.


                                    ARTICLE 3
                                 ADMINISTRATION

         3.1  General.  Except as  provided  in Section  3.2,  the Plan shall be
              -------
administered by the Board.

         3.2 Committee.  The Board may delegate  administration of the Plan to a
             ---------
committee of two or more Nonemployee Directors. In the event the Board delegates administration to such a committee, the committee will have all the authority of the Board with respect to administration of the Plan, other than the authority to grant Awards to Nonemployee Directors, which authority shall reside exclusively with the Board, and subject to any additional limits on such delegation imposed by the Board.

         3.3  Authority  of the  Board.  The Board  shall  have  full  power and
              ------------------------
authority to administer the Plan in its sole discretion, including the authority to:

         (a) Construe and interpret the Plan and any Award Agreement;

         (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

         (c) With respect to Participants:

              (i) Select the employees, Nonemployee Directors, and Consultants who will be granted Awards;

              (ii) Determine the number and types of Awards to be granted to each Participant;

              (iii) Determine the number of Shares, or Share equivalents, to be subject to each Award;

              (iv) Determine the option price, purchase price, base price, or similar feature for any Award; and

              (v) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan and subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

Decisions of the Board, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

         3.4 Liability of Board  Members.  No member of the Board will be liable
             ---------------------------
for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

         3.5 Costs of Plan.  The costs and  expenses of  administering  the Plan
             -------------
will be borne by Corporation.


                                   ARTICLE 4
               DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

         4.1 Duration of the Plan.  The Sonus Corp.  Stock Award Plan  initially
             --------------------
became effective December 10, 1996, subject to approval by Corporation's shareholders as provided in Article 16 of the Plan. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

         4.2 Shares Subject to the Plan.

         4.2.1 General. The shares which may be made subject to Awards under the
               -------
Plan are Shares, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan.

         4.2.2 Maximum Number of Shares.  The maximum number of Shares for which
               ------------------------
Awards may be granted under the Plan is 2,300,000 Shares, subject to adjustment pursuant to Article 13 of the Plan; provided that the maximum number of Shares issuable under the Plan may not exceed the number permitted by the regulations, guidelines or policies of any regulatory authority having jurisdiction over the issuance of Shares pursuant to the Plan.

         4.2.3  Availability of Shares for Future Awards.  If an Award under the
                ----------------------------------------
Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be made available for future Awards under the Plan. Furthermore, any Shares covered by a Stock Appreciation Right which are not issued upon exercise will become available for future Awards.


                                   ARTICLE 5
                                  ELIGIBILITY

         Officers and other key employees of Corporation and its Subsidiaries (who may also be directors of Corporation or a Subsidiary), Consultants, and Nonemployee Directors who, in the Board's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

                                    ARTICLE 6
                                     AWARDS

         6.1 Types of Awards.  The types of Awards that may be granted under the
             ---------------
Plan are:

         (a) Options governed by Article 7 of the Plan;

         (b) Stock Appreciation Rights governed by Article 8 of the Plan;

         (c) Restricted Units governed by Article 9 of the Plan;

         (d) Performance Awards governed by Article 10 of the Plan; and

         (e) Other Stock-Based Awards or combination Awards governed by Article 11 of the Plan.

In the discretion of the Board, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

         6.2  General.  Subject to the  limitations  of the Plan,  the Board may
              -------
cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Board, in its discretion, deems appropriate; provided that all Awards granted under the Plan are subject to approval by any regulatory authority having jurisdiction over such grants. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

         6.3 Nonuniform  Determinations.  The Board's  determinations  under the
             --------------------------
Plan or under one or more Award Agreements, including, without limitation, the selection of Participants to receive Awards, the type, form, amount, and timing of Awards, the terms of specific Award Agreements, and elections and determinations made by the Board with respect to exercise or payments of Awards, need not be uniform and may be made by the Board selectively among Participants and Awards, whether or not Participants are similarly situated.

         6.4 Award  Agreements.  Each Award will be evidenced by a written Award
             -----------------
Agreement between Corporation and the Participant. Award Agreements, or the form thereof, must be approved by the Board and may, subject to the provisions of the Plan, contain any provision approved by the Board, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

         6.5 Provisions  Governing All Awards. All Awards will be subject to the
             --------------------------------
following  provisions:

         (a)  Alternative  Awards.  If any Awards are  designated in their Award
              -------------------
    Agreements as alternative to each other, the exercise of all or part of one Award automatically will cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

         (b) Rights as  Shareholders.  No Participant  will have any rights of a
             -----------------------
    shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

         (c)  Employment  Rights.  Neither  the  adoption  of the  Plan  nor the
              ------------------
    granting of any Award will confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a consultant to Corporation or any Subsidiary, as the case may be, and will not interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason or for no reason, with or without cause.

         (d) Termination Of Employment.  The terms and conditions under which an
             -------------------------
    Award may be exercised, if at all, after a Participant's termination of employment or service as a Nonemployee Director or Consultant will be determined by the Board and specified in the applicable Award Agreement, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

         (e) Change in Control. The Board, in its discretion, may provide in any
             -----------------
    Award Agreement that in the event of a change in control of Corporation (as the Board may define such term in the Award Agreement), as of the date of such change in control:

              (i) All, or a specified portion of, Awards requiring exercise will become fully and immediately exercisable, notwithstanding any other limitations on exercise;

              (ii)  All,  or  a  specified   portion  of,   Awards   subject  to
         Restrictions  will become fully  Vested;  and

              (iii)  All,  or  a  specified   portion  of,  Awards   subject  to
         Performance Goals will be deemed to have been fully earned.

    The Board, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

         (f)  Reporting  Persons.  Notwithstanding  anything  in the Plan to the
              ------------------
    contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are Reporting Persons without so restricting, limiting or conditioning the Plan with respect to other Participants.

         (g)  Service  Periods.  At the time of granting  Awards,  the Board may
              ----------------
    specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

         (h)  Nontransferability.  Each  Award  shall  not  be  transferable  or
              ------------------
    assignable otherwise than by will or the laws of descent and distribution and shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.


                                   ARTICLE 7
                                    OPTIONS

         7.1 Types of Options. Options granted under the Plan may be in the form
             ----------------
of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Board may grant Options under the Plan meeting the requirements of such forms of options.

         7.2 General.  Options will be subject to the terms and  conditions  set
             -------
forth in Article 6 of the Plan and this Article 7 and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval by any regulatory authority having jurisdiction over Awards granted under the Plan.

         7.3 Option  Price.  Each Award  Agreement  for  Options  will state the
             -------------
option exercise price per Share of Common Stock purchasable under the Option, which will not be less than:

         (a) 75 percent of the Fair Market Value of a Share on the date of grant for all Nonqualified Options; or

         (b) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options;

provided that at no time shall the option exercise price of an Option at the date of grant be greater or less than that permitted under the regulations, guidelines or policies of any regulatory authority having jurisdiction over Awards granted under the Plan.

         7.4 Option Term.  The Award  Agreement for each Option will specify the
             -----------
term during which the Option may be exercised, as determined by the Board, subject to approval by any regulatory authority having jurisdiction over Awards granted under the Plan.

         7.5 Time of Exercise. The Award Agreement for each Option will specify,
             ----------------
as  determined  by the Board:

         (a) The time or times when the Option will become exercisable and whether the Option will become exercisable in full or in graduated amounts over a period specified in the Award Agreement;

         (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as are determined by the Board; and

         (c) The extent, if any, to which the Option will remain exercisable after the Participant ceases to be an employee, Consultant or Nonemployee Director of Corporation or a Subsidiary;

in  each  case,   subject  to  approval  by  any  regulatory   authority  having
jurisdiction over Awards granted under the Plan. An Award Agreement for an Option may, in the discretion of the Board, provide whether, and to what extent, the Option will become immediately and fully exercisable (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation.

         7.6  Method of  Exercise.  The Award  Agreement  for each  Option  will
              -------------------
specify the method or methods of payment acceptable upon exercise of an Option. An Award Agreement may provide that the option price is payable in full in cash or, at the discretion of the Board, by delivery (in a form approved by the Board) of an irrevocable direction to a securities broker acceptable to the Board (i) to sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and withholding taxes due, or (ii) to pledge Shares subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and withholding taxes due.

         7.7 Special Rules for Incentive Stock Options. In the case of an Option
             -----------------------------------------
designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall be in conformance with the statutory and regulatory requirements specified in Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may not be granted under the Plan after

December 9, 2006, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

         8.1 General. Stock Appreciation Rights will be subject to the terms and
             -------
conditions set forth in Article 6 of the Plan and this Article 8 and may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

         8.2 Nature of Stock Appreciation  Right. A Stock Appreciation Right (or
             -----------------------------------
SAR) is an Award entitling a Participant to receive an amount equal to the excess (or if the Board determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR is exercised. The base price will be designated by the Board in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Board determines.

         8.3  Exercise.  A  Stock  Appreciation  Right  may  be  exercised  by a
              --------
Participant in accordance with procedures established by the Board. The Board may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions.

         8.4 Form of Payment.  Payment  upon  exercise  of a Stock  Appreciation
             ---------------
Right may be made in cash, in installments, in Shares, or in any other form or combination of such methods as the Board shall determine.


                                   ARTICLE 9
                                RESTRICTED UNITS

         9.1 Nature of Restricted  Units. A Restricted Unit is an Award of stock
             ---------------------------
units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Board deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a Consultant or Nonemployee Director) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

         9.2  General.  Restricted  Units  will  be  subject  to the  terms  and
              -------
conditions of Article 6 of the Plan and this Article 9 and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

         9.3 Restriction Period. Restricted Units will provide that such Awards,
             ------------------
and the Shares subject to such Awards, may not be transferred, and may provide that, in order for a

Participant to Vest in such Awards, the Participant must remain in the employment (or remain as a Consultant or Nonemployee Director) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the date of grant of the Award and ending on such later date or dates as the Board may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares underlying Restricted Units. The Board, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant will be entitled to settlement of the Restricted Units or portion thereof, as the case may be. Although Restricted Units usually will Vest based on continued employment (or continued service as a Consultant or Nonemployee Director) and Performance Awards under Article 10 of the Plan will usually Vest based on attainment of Performance Goals, the Board, in its discretion, may condition Vesting of Restricted Units on attainment of Performance Goals as well as continued employment (or continued service as a Consultant or Nonemployee Director). In such case, the Restriction Period for such Restricted Units will include the period prior to satisfaction of the Performance Goals.

         9.4  Forfeiture.  If  a  Participant  ceases  to  be  an  employee  (or
              ----------
Consultant or Nonemployee Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Units previously granted to the Participant be forfeited and returned to Corporation.

         9.5 Settlement of Vested Restricted Units. Upon Vesting of an Award (or
             -------------------------------------
portion thereof) of Restricted Units, a Participant will be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the number of Shares covered by such Restricted Units at the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit will be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, or in any other form or combination of such methods as the Board, in its sole discretion, determines.


                                   ARTICLE 10
                               PERFORMANCE AWARDS

         10.1  General.  Performance  Awards  will be  subject  to the terms and
               -------
conditions set forth in Article 6 of the Plan and this Article 10 and may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Board deems desirable, subject to approval, to the extent required, by any regulatory authority having jurisdiction over Awards granted under the Plan.

         10.2 Nature of Performance  Awards. A Performance  Award is an Award of
              -----------------------------
stock units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Board deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion of such Award in the event specified Performance Goals are not met within a designated Performance Cycle.

         10.3 Performance  Cycles.  For each  Performance  Award, the Board will
              -------------------
designate a performance period (the "Performance Cycle") with a duration to be determined by the Board in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles for specific Awards may differ from each other.

         10.4  Performance  Goals.  For each  Performance  Award, the Board will
               ------------------
establish Performance Goals on the basis of such criteria and to accomplish such objectives as the Board may from time to time select. Performance Goals may be based on performance criteria for Corporation, a Subsidiary, or an operating group or division, or based on a Participant's individual performance. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Board may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Board may determine.

         10.5  Determination of Vested Awards.  As soon as practicable after the
               ------------------------------
end of a Performance Cycle, the Board will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

         10.6  Timing  and Form of  Payment.  Settlement  of earned  Performance
               ----------------------------
Awards will be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Board's determination under Section 10.5, in the form of cash, installments, or Shares, or in any form or combination of such methods as the Board determines.


                                   ARTICLE 11
                    OTHER STOCK-BASED AND COMBINATION AWARDS

         11.1 Other Stock-Based  Awards.  The Board may grant other Awards under
              -------------------------
the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

         11.2 Combination Awards. The Board may also grant Awards under the Plan
              ------------------
in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section will reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

         The Board may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn-out, or Vesting of an Award made under the Plan. If any such election is permitted, the Board will establish rules and procedures for such payment deferrals, including, but not limited to, payment or crediting of a growth factor on such deferred amounts credited in cash.


                                   ARTICLE 13
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

         13.1 Plan Does Not Restrict Corporation.  The existence of the Plan and
              ----------------------------------
the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         13.2  Adjustments  by  the  Board.  In  the  event  of  any  change  in
               ---------------------------
capitalization affecting the Shares of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Shares, such proportionate adjustments as the Board, in its sole discretion, deems appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the price per Share in respect of outstanding Awards. The Board may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.


                                   ARTICLE 14
                           AMENDMENT AND TERMINATION

          Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable; provided that the Board may not, without approval of the shareholders, make any amendment that would materially increase the aggregate number of Shares that may be issued under the Plan (except for adjustments pursuant to Article 13 of the Plan); and provided further that any amendment of the Plan shall be subject to approval, to the extent required, by any regulatory authority having jurisdiction over the Plan.

                                   ARTICLE 15
                                  MISCELLANEOUS

         15.1 Tax Withholding.

         15.1.1  General.  Corporation  will have the  right to deduct  from any
                 -------
settlement of any Award under the Plan, including the delivery or vesting of Shares, any taxes of any kind required by the laws of any Canadian or U.S. jurisdiction to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan may be required to make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations, whether or not such recipient is an employee of Corporation or a Subsidiary on the date of such settlement. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

         15.1.2 Stock Withholding. The Board, in its sole discretion, may permit
                -----------------
a Participant to satisfy all or a part of the withholding tax obligations incident to the settlement of an Award involving payment or delivery of Shares to the Participant by having Corporation withhold a portion of the Shares that would otherwise be issuable to the Participant. Such Shares will be valued based on their Fair Market Value on the date the tax withholding is required to be made.

         15.2 Unfunded Plan. The Plan will be unfunded and Corporation shall not
              -------------
be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

         15.3  Payments  to  Trust.  The  Board  is  authorized  to  cause to be
               -------------------
established a trust agreement or several trust agreements whereunder the Board may make payments of amounts due or to become due to Participants in the Plan. However, the Board has no obligation to establish such a trust or fund.

         15.4  Annulment  of Awards.  Any Award  Agreement  may provide that the
               --------------------
grant of an Award payable in cash is provisional until cash is paid in settlement of such Award or that the grant of an Award payable in Shares is provisional until the Participant becomes entitled to the stock certificate in settlement of such Award. In the event the employment (or service as a Consultant or Nonemployee Director) of a Participant is terminated for cause (as defined below), any Award that is provisional will be annulled as of the date of such termination for cause. For the purpose of this Section 15.4, the term "for cause" will have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct that is materially detrimental to the best interests of Corporation, as determined by the Board.

         15.5 Engaging in Competition With Corporation.  Any Award Agreement may
              ----------------------------------------
provide that, if a Participant terminates employment with Corporation or a Subsidiary for any reason whatsoever, and within 18 months after the date of such termination accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Board, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment with Corporation.

         15.6 Other Corporation Benefit and Compensation Programs.  Payments and
              ---------------------------------------------------
other  benefits  received by a  Participant  under an Award made pursuant to the
Plan will not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Board expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

         15.7  Securities Law  Restrictions.  No Shares will be issued under the
               ----------------------------
Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with the applicable securities laws of any Canadian or U.S. jurisdiction. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Board deems advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the Alberta or British Columbia Securities Commissions, any stock exchange upon which the Shares are then listed, and any applicable securities law. The Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         15.8  Governing  Law.  Except with respect to references to the Code or
               --------------
applicable securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the State of Oregon.


                                   ARTICLE 16
                              SHAREHOLDER APPROVAL

           The adoption of the Plan, as amended and restated effective October 15, 1997, and any grant of Awards under the Plan are expressly subject to the approval of the Plan by the shareholders at the 1997 annual meeting of Corporation's shareholders. In the event that such shareholder approval is received, no additional stock options will be granted thereafter under the

Stock Option Plan and such plan will immediately terminate; provided that such termination will have no effect on any options previously granted thereunder.

                                     - 16 -